UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices)          (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS II

ANNUAL REPORT

OCTOBER 31, 2023

Table of Contents

The Alger Funds II

Shareholders’ Letter (Unaudited)	October 31, 2023

Dear Shareholders,

“Compound interest is the eighth wonder of the world. He who understands it, earns it; he who doesn’t, pays it.” – Albert Einstein

This principle resonates deeply with us at Alger, where we embrace the power of compound growth in corporate fundamentals, such as sales, earnings, and cash flow, as a cornerstone of long-term wealth creation. Our investment approach focuses on identifying companies with strong potential for sustained earnings growth over the long-term, avoiding those that we believe are “short duration” companies, or businesses with high current earnings and low potential for future long-term growth. In most instances, short duration companies, in our view, return most of their profits to shareholders because of a lack of compelling reinvestment opportunities. By investing in companies that we believe will gain market share and compound their earnings growth, we aim to position our portfolios to be resilient across varying economic conditions, thereby maximizing long-term value for our shareholders.

Reflecting on the fiscal year ended October 31, 2023, the narrative of the market was one of resilience and recovery. Following a turbulent 2022, where higher interest rates in response to elevated inflation reduced equity valuations, investor sentiment turned positive in 2023, driven by easing inflation, stabilizing corporate earnings, and the increasing likelihood of a soft-landing (i.e., an economic slowdown without a recession). Further, a surge of enthusiasm around Artificial Intelligence (AI) contributed to outsized returns for certain of the largest companies within the Information Technology and Communication Services sectors. Not all sectors shared in this rally, as the Energy and Health Care sectors underperformed the S&P 500 Index. While there were bumps along the way, from a regional banking crisis in March 2023 to a steady rise in interest rates, the S&P 500 Index finished up 10.14% during the fiscal twelve-month period ended October 31, 2023.

In the final two months of 2022, optimism grew as core Consumer Price Index (“CPI”) readings for November and December came in below expectations, suggesting the peak of the Federal Reserve’s (the “Fed”) tightening cycle. However, persistent wage inflation and an inverted yield curve raised concerns about potential policy errors and an impending economic downturn. In December, Fed Chairman Jerome Powell affirmed a “higher-for-longer” stance for interest rates and forecasted a terminal rate above 5.0%, casting doubts on the stock market’s recovery.

As we moved into 2023, however, the first quarter saw a reversal in the bearish sentiment that had marked much of the previous year. In February, the Fed slowed down its rate hikes to 25 basis points, a reduction from December’s 50 basis point hike. In March, concerns around bank funding and liquidity emerged following the collapse of two regional banks, leading to significant deposit outflows at the regional level. The Fed, U.S. Treasury, and Federal Deposit Insurance Corporation (FDIC) took steps to alleviate these market concerns, including announcing an emergency liquidity program, guaranteeing uninsured deposits, and allowing some bank mergers and acquisitions.

Transitioning into the second quarter, U.S. economic data released in June reinforced the soft-landing-narrative with signs of (1) disinflation, as evidenced by the May CPI report coming in softer than expected with headline CPI posting the lowest annual increase in more than two years, (2) resilient labor markets, as May payrolls beat estimates for a 14th straight month, and (3) a stronger housing market, with builder confidence at the highest in nearly a year, housing starts at the highest in over a year, and multi-unit starts at the highest in nearly four decades.

Despite the strong first half rally in 2023, U.S. equities fell during the third quarter. While investors initially embraced a continuation of prevailing narratives around AI and expectations of a soft-landing lifting equity markets in July, mounting concerns surrounding aggressive Fed policy and a sharp rise in interest rates led to declining equity prices in August and September. Moreover, the resumption of student loan payments, diminished savings from the pandemic, and higher energy prices reignited worries that a decline in U.S. consumer spending could lead to the possibility of an upcoming recession. Rising interest rates were seen as one of the largest headwinds to risk assets during the third quarter, where the yield of the U.S. 10-year note increased by 76 basis points to 4.57% and the yield on the two-year note increased nearly 20 basis points to 5.04%. While the rate of inflation decelerated meaningfully over the past year, the monthly CPI readings for July and August rose 0.2% and 0.6%, respectively. That said, the rise in interest rates was driven more by the term premium (i.e., the additional yield that investors demand for lending money for longer periods of time) and less so on rising inflation expectations during the third quarter.

On the monetary policy front, after a 25 basis point rate hike in July that met expectations, the Fed held rates steady at its September meeting, bringing the Federal Funds rate to 5.25-5.50%. In October, U.S. equities fell in large part due to rising interest rates, with the yield of the U.S. 10-year note increasing by approximately 30 basis points to 4.88%. Higher bond yields were driven by several factors, such as an increase in U.S. Treasury issuance and a reinforced stance on a higher-for-longer Fed policy, bolstered by a robust September retail sales report and better-than-expected U.S. GDP data for the third quarter. Further, the average 30-year fixed mortgage rate reached new multi decade highs of 8.06%, as of October 31, 2023, helping drive mortgage demand from homebuyers to the lowest level since 1995.

Among non-U.S. equities, developed markets saw strong performance during the fiscal twelve-month period ended October 31, 2023. Notable strength was driven by Europe avoiding an energy crisis due to a mild winter, and Japan’s economy being bolstered by well-received corporate reforms to improve governance. As such, the MSCI ACWI ex-USA Index rose 12.66% during the fiscal twelve-month period ended October 31, 2023, with the Financials and Consumer Discretionary sectors showing strong results, while the Real Estate and Utilities sectors saw weaker performance. Within Emerging Markets, encouraging market sentiment stemmed from Chinese officials abandoning their ‘Zero-Covid’ policy in late 2022, indicating an earlier-than-expected re-opening of the economy. While renewed concerns about China’s property sector and weaker-than-expected economic recovery data curtailed investor enthusiasm in the first half of 2023, better-than-feared third quarter GDP data emerged in October. As such, the MSCI Emerging Markets Index was up 11.26% during the fiscal twelve-month period ended October 31, 2023. Strong performance within the Consumer Discretionary and Information Technology sectors was partially offset by relative weakness in the Materials and Utilities sectors.

Going Forward

We continue to believe that an unprecedented level of innovation is creating compelling investment opportunities – corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which is at an inflection point in our view, potentially enabling significant increases in productivity. In the Health Care sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we intend to continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than taking short-term bets on market sentiment. We believe this strategy embodies Albert Einstein’s wisdom, harnessing the powerful force of compound interest to help our shareholders achieve their long-term investment goals.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund returned 14.56% for the fiscal twelve-month period ended October 31, 2023, compared to the 17.32% return of the Russell 3000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Energy and the largest sector underweight was Consumer Staples.

Contributors to Performance

The Industrials and Consumer Discretionary sectors provided the largest contributions to relative performance. Regarding individual positions, NVIDIA Corp.; Microsoft Corp.; Amazon.com, Inc.; TransDigm Group Inc.; and Prometheus Biosciences, Inc. were among the top contributors to absolute performance.

Microsoft is a beneficiary of corporate America’s transformative digitization. Microsoft’s CEO expects technology spending as a percent of GDP to jump from about 5% now to 10% in 10 years and that Microsoft will continue to capture market share within the technology sector. The company operates through three segments: Productivity and Business Processes (Office, LinkedIn, and Dynamics), Intelligent Cloud (Server Products and Cloud Services, Azure, and Enterprise Services), and More Personal Computing (Windows, Devices, Gaming, and Search). While the company reported operating results that met consensus estimates, its investment in OpenAI’s ChatGPT captured the attention of investors, contributing to positive performance. Throughout the period, Microsoft surprised investors with continual rollouts of new AI capabilities across the company’s portfolio (e.g., Bing, GitHub, Teams, Office 365). Moreover, the company witnessed significant growth in its Intelligent Cloud segment, as Azure continues to expand its market share. Despite the encouraging results throughout the period, demand challenges stemming from companies looking to optimize their cloud spending led to a deceleration in cloud growth during their fiscal fourth quarter, compared to the previous quarter. Acknowledging that cloud optimization may curb the company’s growth in the short term, we remain confident about the company’s prospects going forward, particularly in the realm of AI adoption. Further, CEO Satya Nadella has recently indicated that substantial revenue contributions from AI could begin to materialize around the first half of 2024.

Short exposure to a Central and Eastern European software service delivery platform contributed to performance. While we believe this is a well-run company, we established the short exposure based on our belief that the company’s top 10 customers will face challenges in their core businesses, leading to a reduction in technology spending. During the period, the company reported decent operating results, where revenues were in-line with analyst estimates but recorded better-than-expected profits. However, shares fell after management gave weaker-than-expected revenue and earnings guidance for fiscal 2023. The company noted that revenue growth will be negatively impacted due to pockets of moderation around its retail and consumer segment, as businesses remain cautious of slowing demand given the challenging macroeconomic backdrop. As the company’s share price declined, the short exposure contributed to performance.

Detractors from Performance

The Health Care and Materials sectors were the largest detractors from relative performance. Regarding individual positions, Tesla, Inc; Albemarle Corp.; TransMedics Group, Inc.; Live Nation Entertainment, Inc.; and Pioneer Natural Resources Co. were among the top detractors from absolute performance.

Tesla is an electric vehicle manufacturer with a significant technological lead in its large and rapidly growing addressable market. Shares detracted from results during the period as the company confronted transportation capacity issues that caused deliveries to fall short of estimates, as well as developing demand softness. However, Tesla addressed the weakened domestic consumer demand by cutting prices throughout the period by discounting the Models 3 and Y as well as introducing supercharging credits.

Short exposure to a supplier of wafer fabrication equipment and services for semiconductor manufacturing detracted from performance. We established a short position based on our belief that the company’s top customers may cut capital expenditures in 2023, as demand for most end-markets could continue to weaken. However, the company reported better-than-expected results, driven by strong company execution in the context of an improving supply-chain environment.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned -5.44% for the fiscal twelve-month period ended October 31, 2023, compared to the 10.14% return of the S&P 500 Index and the 4.87% return of the HFRI Equity Hedge (Total) Index. During the reporting period, the average allocation to long positions was 84.03% and the average allocation to short positions was -36.25%. The fund’s average cash allocation, which includes short sale proceeds, was 52.22%.

Based on the net exposure of long and short positions, the Information Technology and Health Care sectors were the largest sector weightings for the reporting period. Industrials was the largest sector overweight and the Information Technology sector was the largest underweight. Long positions, in aggregate, detracted from absolute and relative performance while short positions contributed to absolute performance but detracted from relative performance.

Contributors to Performance

Based on the net exposure of long and short positions, the Consumer Staples and Utilities sectors provided the largest contributions to relative performance. Regarding individual positions, TransDigm Group Inc.; NVIDIA Corp.; Reata Pharmaceuticals, Inc.; Microsoft Corp.; and Amazon.com were among the top contributors to absolute performance. TransDigm specializes in the production of engineered aerospace components, systems and subsystems. Its core Power and Control segment includes operations that primarily develop, produce and market systems and components that provide power to or control power of aircrafts utilizing electronic, fluid, power and mechanical motion control technologies. Shares contributed to performance during the period, as the company has reported solid operating results, driven by strength in all three of their major market channels – commercial original equipment manufacturing, commercial aftermarket, and defense. Moreover, strong order bookings have been aided by China’s easing COVID-19 mobility restrictions, which has increased air travel. Given the robust order bookings and favorable trends in the commercial aerospace market recovery, management raised their fiscal full year earnings guidance.

Short exposure to a consumer genetics and research company contributed to performance. The company engages in assisting people to access, understand, and benefit from the human genome. While the company appears to be shifting its core direct-to-consumer genetic testing business away from growth and toward profitability, the company still has a long way to reaching net profitability, in our view. During the period, the company reported operating results that were slightly above analyst estimates. However, management lowered their full fiscal year revenue guidance and reported a greater-than-expected net loss in profitability. As a result, our short position contributed to performance given the decline in share price.

Detractors from Performance

Based on the net exposure of short and long positions, the Information Technology and Health Care sectors were the largest detractors from relative performance. Regarding long positions, Signature Bank; Montrose Environmental Group Inc; Chegg, Inc.; Nevro Corp.; and Morphic Holding, Inc. were among the top detractors from absolute performance.

Montrose Environmental Group offers various environmental services to a diverse client base, primarily in the United States. The company has expertise in a wide variety of areas, including environmental assessment and permitting, measurement and analysis, and remediation and reuse. During the period, shares detracted from performance as the company reported slightly weaker than expected results, where revenues came in below consensus estimates. Moreover, management lowered their full-year margin expansion trajectory due to additional investments needed in the near-term in order to strengthen organic growth. Disappointed investors contributed to the share selloff, despite analysts’ expectations of strong margin expansion in 2023. Despite the near-term setback, we believe the company fundamentals remain intact as they remain a key beneficiary of remediation work on polyfluoroalkyl substances (PFAS) compounds, environmental regulations and U.S. infrastructure spending.

Short exposure to a transportation company developing electric, vertical take-off and landing (eVTOL) aircraft detracted from performance. While the company intends to operate as a commercial air taxi service beginning in 2025, we established the short exposure on the belief that Federal Aviation Administration certification and subsequent commercial adoption would encounter multiple obstacles, delaying the early 2025 rollout. During the period, the company’s share price rose due to a combination of several new developments, including a contract extension by the U.S. Department of Defense, an additional investment by a large existing shareholder, and a positive disclosure announcement on the company’s production prototype aircraft. Specifically, the company disclosed that its prototype aircraft had a payload capacity of 1,000 lbs., which is widely considered the minimum level needed to make an air taxi service economically viable. Given the news, our short position detracted from performance as the company’s share price rose.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned 6.30% for the fiscal twelve-month period ended October 31, 2023, compared to the 11.26% return of the MSCI Emerging Markets Index. During the reporting period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials.

Contributors to Performance

The Consumer Discretionary and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, Jumbo S.A.; New Oriental Education & Technology Group, Inc.; Nu Holdings Ltd.; BYD Company Ltd.; and Kalyan Jewellers India Ltd. were among the top contributors to absolute performance.

Nu Holdings Ltd. (NU) is a rapidly growing Brazilian neobank (i.e., a financial technology bank) founded in 2013 initially focusing on customer-friendly credit cards. The company has grown to over 48 million customers and offers a wide variety of financial products like personal loans, checking accounts, and brokerage accounts. We believe NU offers a strong value proposition compared to neobank peers and incumbent players and has ample runway to grow across Latin America (LatAm) due to its exceptionally low customer acquisition costs. During the period, shares contributed to performance after the company reported strong operating results, where revenues and earnings beat analyst estimates. Better-than-expected revenues were driven by higher rates and improved returns on credit cards following fast expansion of their interest earning portfolio. Moreover, client growth remained strong despite high penetration in Brazil, while non-performing-loan (NPL) trends appear to be stabilizing, giving management comfort to accelerate loan origination.

Detractors from Performance

The Communication Services and Health Care sectors were the largest detractors from relative performance. Regarding individual positions, Arezzo Industria e Comercio S.A.; Tencent Holdings Ltd.; Banco BTG Pactual; Angel One Limited; and Hangzhou Tigermed Consulting Co., Ltd. were among the top detractors from absolute performance.

Arezzo is Brazil’s largest women’s footwear retailer, specializing in the design, manufacture, development, molding and sale of women’s footwear, bags and accessories. The company’s brand portfolio includes Arezzo, Schutz, Alexandre Birman, Anacapri and Fiever. It distributes footwear through various channels, such as owned and franchised stores, multi-brand stores and e-commerce platforms. During the period, shares detracted from performance where the company reported lower-than-expected earnings. While quarterly revenues were strong, driven by Arezzo’s apparel segment, higher investments and variable compensation expenses led to weaker-than-expected profitability. Despite the near-term cost pressures, we believe company fundamentals remain strong given its resilient local market expansion, boosted by e-commerce and multichannel growth, along with growing demand among more affluent consumers as the market normalizes from the COVID-19 pandemic.

Alger Responsible Investing Fund

The Alger Responsible Investing Fund returned 17.80% for the fiscal twelve-month period ended October 31, 2023, compared to the 18.95% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Communication Services.

Contributors to Performance

The Information Technology and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corp.; NVIDIA Corp.; Adobe Inc.; Amazon.com, Inc.; and Apple Inc. were among the top contributors to absolute performance.

NVIDIA is a leading supplier of graphics processing units for a variety of end markets, such as gaming, PCs, data centers, virtual reality and high-performance computing. The company is leading in most secular growth categories in computing, especially artificial intelligence and super-computing parallel processing techniques for solving complex computational problems. Simply put, NVIDIA’s computational power is a critical enabler of AI and therefore, in our view, critical to AI adoption. As such, we believe NVIDIA is a long-term high unit volume growth opportunity. During the period, shares contributed to performance as NVIDIA reported solid second quarter results well above analyst expectations, driven by strong demand from data centers. Growing AI data center workloads are driving demand for the increased interconnections and fully accelerated software stacks, thereby enabling leading application performance and fast result times.

Detractors from Performance

The Communication Services and Health Care sectors were the largest detractors from relative performance. Regarding individual positions, Tesla, Inc.; Bristol-Myers Squibb Co.; Agilent Technologies, Inc.; PayPal Holdings, Inc.; and Danaher Corp. were among the top detractors from absolute performance. Shares of Tesla detracted from performance in response to developments identified in the Alger Spectra Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer, Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed above represents the twelve-month period return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions.

The performance data quoted in this material represents past performance, which is not an indication or a guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2023. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, may have been held by the funds during the fiscal twelve-month period ended October 31, 2023.

Risk Disclosures

Alger Spectra Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Dynamic Opportunities Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Options and short sales could increase market exposure, magnifying losses and increasing volatility. Assets may be invested in Financial Derivatives Instruments (FDIs) such as Total Return Swaps (TRS) or options, which involve risks including possible counterparty default, illiquidity, and the risk of losses greater than if they had not been used. Issuers of convertible securities may be more sensitive to economic changes. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Emerging Markets Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities, frontier markets, and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Responsible Investing Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for The Alger Funds II’s most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

●	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

●	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

●	The HFRI Equity Hedge (Total) Index (“HFRI”) publishes equally weighted monthly performance based on a number of hedge funds reporting to create a composite, net of fees.

●	The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets (DM) countries (excluding the U.S.) and Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

●	The MSCI Emerging Markets Index captures large-and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

●	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

●	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

●	The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

●	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is constructed to provide a comprehensive and unbiased barometer of the small-cap segment.

●	The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

●	The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market

●	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies with relatively higher price-to-book ratios, higher Institutional Brokers Estimate System forecast medium term (2 year) growth and higher sales per share historical growth (5 years).

●	The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. The Russell Microcap Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges.

●	The S&P 500 Index is an unmanaged index considered representative of large-cap growth stocks.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/23

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2023. Figures for the Alger Spectra Fund Class A shares and the Russell 3000 Growth Index include reinvestment of dividends. Figures for the Alger Spectra Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Spectra Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/23
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	8.53%	6.66%	9.47%
Class C	12.61%	7.00%	9.22%
Class I	14.55%	7.83%	10.07%
Class Z	14.94%	8.17%	10.41%
Russell 3000 Growth Index	17.32%	13.49%	13.27%

			Since
	1 YEAR	5 YEARS	Inception
Class Y (Inception 12/3/18)	15.02%	n/a	7.64%
Russell 3000 Growth Index	17.32%	n/a	13.17%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through October 31, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/23

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, the S&P 500 Index (an unmanaged Index of Common Stocks) and the HFRI Equity Hedge (Total) Index (an unmanaged index of hedge funds) for the ten years ended October 31, 2023. Effective March 1, 2017, Weatherbie Capital, LLC, an indirect, wholly-owned subsidiary of Alger Group Holdings, LLC, the parent company of Fred Alger Management, LLC, began providing investment sub-advisory services for a portion of the assets of the Alger Dynamic Opportunities Fund. Figures for the Alger Dynamic Opportunities Fund Class A shares, the S&P 500 Index and the HFRI Equity Hedge (Total) Index include reinvestment of dividends. Figures for the Alger Dynamic Opportunities Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through October 31, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/23

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(10.42)%	4.43%	5.09%
Class C	(7.10)%	4.77%	4.86%
Class Z	(5.16)%	5.84%	5.95%
S&P 500 Index	10.14%	11.01%	11.18%
HFRI Equity Hedge (Total) Index	4.87%	5.79%	5.03%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER EMERGING MARKETS FUND

Fund Highlights Through October 31, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/23

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) for the ten years ended October 31, 2023. Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund’s current investment strategies and investment personnel. Figures for the Alger Emerging Markets Fund Class A shares and the MSCI Emerging Markets Index include reinvestment of dividends. Figures for the Alger Emerging Markets Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Emerging Markets Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER EMERGING MARKETS FUND

Fund Highlights Through October 31, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/23

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	0.68%	1.05%	0.03%
Class C	4.45%	1.40%	(0.18)%
Class I	6.48%	2.25%	0.62%
MSCI Emerging Markets Index	11.26%	1.98%	1.56%

			Since
	1 YEAR	5 YEARS	Inception
Class Z (Inception 2/28/14)	6.92%	2.72%	1.37%
MSCI Emerging Markets Index	11.26%	1.98%	2.28%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund’s current investment strategies and investment personnel. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through October 31, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/23

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Responsible Investing Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2023. Prior to December 29, 2016, the Alger Responsible Investing Fund followed different investment strategies under the name “Alger Green Fund” and was managed by different portfolio management teams. Performance during that period does not reflect the Fund’s current investment strategies. Figures for the Alger Responsible Investing Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Responsible Investing Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Responsible Investing Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through October 31, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/23

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	11.62%	10.26%	9.83%
Class C	15.96%	10.61%	9.58%
Class I	17.76%	11.45%	10.42%
Russell 1000 Growth Index	18.95%	14.22%	13.82%

			Since
	1 YEAR	5 YEARS	Inception
Class Z (Inception 10/14/16)	18.28%	11.90%	13.56%
Russell 1000 Growth Index	18.95%	14.22%	15.60%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Prior to December 29, 2016, the Alger Responsible Investing Fund followed different investment strategies under the name “Alger Green Fund” and was managed by different portfolio management teams. Performance during that period does not reflect the Fund’s current investment strategies. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger. com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

October 31, 2023 (Unaudited)

		Alger Dynamic	Alger Responsible
SECTORS	Alger Spectra Fund*	Opportunities Fund*	Investing Fund
Communication Services	15.0%	7.0%	5.8%
Consumer Discretionary	12.6	3.3	15.7
Consumer Staples	(0.3)	0.0	2.4
Energy	5.9	6.1	0.0
Financials	4.9	3.0	7.5
Healthcare	12.5	16.9	11.8
Industrials	8.0	9.3	6.6
Information Technology	39.9	12.0	42.6
Market Indices	(3.2)	(7.2)	0.0
Materials	1.1	(0.5)	1.9
Real Estate	2.2	1.3	2.3
Utilities	0.0	0.6	0.6
Short-Term Investments and Net Other Assets	1.4	48.2	2.8
	100.0%	100.0%	100.0%

	Alger Emerging
COUNTRY	Markets Fund
Argentina	3.2%
Brazil	14.4
Canada	1.5
China	22.8
Greece	7.7
Hong Kong	1.6
India	15.0
Mexico	1.6
Poland	1.7
Saudi Arabia	5.5
South Korea	10.0
Taiwan	7.4
Turkey	2.1
United Arab Emirates	3.5
Cash and Net Other Assets	2.0
	100.0%

*	Includes short sales as a reduction of sector exposure.

†	Based on net assets for each Fund.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2023

COMMON STOCKS—105.9%	SHARES	VALUE
ADVERTISING—1.0%
The Trade Desk, Inc., Cl. A*	381,611	$27,079,117
AEROSPACE & DEFENSE—4.5%
HEICO Corp., Cl. A+	547,963	69,662,536
TransDigm Group, Inc.*,+	61,328	50,785,104
		120,447,640
APPLICATION SOFTWARE—2.8%
Adobe, Inc.*	85,186	45,324,063
Cadence Design Systems, Inc.*	130,925	31,402,361
		76,726,424
AUTOMOBILE MANUFACTURERS—2.3%
Ferrari NV	42,802	12,910,795
Rivian Automotive, Inc., Cl. A*	114,345	1,854,676
Tesla, Inc.*,+	233,934	46,983,305
		61,748,776
AUTOMOTIVE PARTS & EQUIPMENT—0.8%
Mobileye Global, Inc., Cl. A*	635,140	22,655,444
BIOTECHNOLOGY—4.3%
Amgen, Inc.	112,513	28,769,574
Natera, Inc.*,+	1,217,736	48,064,040
Nuvalent, Inc., Cl. A*	22,208	1,156,815
Sarepta Therapeutics, Inc.*	51,513	3,467,340
Vaxcyte, Inc.*	377,290	18,147,649
Vertex Pharmaceuticals, Inc.*	43,338	15,693,123
		115,298,541
BROADLINE RETAIL—9.1%
Amazon.com, Inc.*,+	1,543,891	205,476,453
MercadoLibre, Inc.*,+	31,459	39,032,440
		244,508,893
CARGO GROUND TRANSPORTATION—0.6%
Old Dominion Freight Line, Inc.	43,345	16,326,328
CASINOS & GAMING—1.3%
DraftKings, Inc., Cl. A*	575,202	15,887,079
Flutter Entertainment PLC*	119,284	18,736,189
		34,623,268
COAL & CONSUMABLE FUELS—0.5%
Cameco Corp.	317,732	12,998,416
COMMUNICATIONS EQUIPMENT—0.4%
Arista Networks, Inc.*	60,532	12,128,797
CONSTRUCTION & ENGINEERING—0.5%
Quanta Services, Inc.	86,422	14,442,845
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—0.6%
Wabtec Corp.	157,734	16,722,959
CONSTRUCTION MATERIALS—1.3%
Martin Marietta Materials, Inc.	86,143	35,227,318

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—105.9% (CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Vertiv Holdings Co., Cl. A	560,591	$22,014,409
ENVIRONMENTAL & FACILITIES SERVICES—1.7%
GFL Environmental, Inc.	1,576,032	45,421,242
FINANCIAL EXCHANGES & DATA—2.4%
CME Group, Inc., Cl. A	118,103	25,210,266
S&P Global, Inc.+	116,578	40,721,861
		65,932,127
HEALTHCARE DISTRIBUTORS—1.0%
McKesson Corp.	60,307	27,461,395
HEALTHCARE EQUIPMENT—2.5%
Dexcom, Inc.*	221,805	19,702,938
Intuitive Surgical, Inc.*,+	123,328	32,339,068
TransMedics Group, Inc.*	383,613	14,377,815
		66,419,821
HEALTHCARE FACILITIES—0.9%
Acadia Healthcare Co., Inc.*	346,916	25,501,795
INTERACTIVE MEDIA & SERVICES—10.6%
Alphabet, Inc., Cl. C*,+	849,176	106,401,753
Meta Platforms, Inc., Cl. A*	498,591	150,210,511
Pinterest, Inc., Cl. A*	997,688	29,810,917
		286,423,181
INTERNET SERVICES & INFRASTRUCTURE—0.8%
MongoDB, Inc., Cl. A*	34,743	11,972,090
Snowflake, Inc., Cl. A*	66,604	9,666,239
		21,638,329
LIFE SCIENCES TOOLS & SERVICES—0.5%
West Pharmaceutical Services, Inc.	39,130	12,454,688
MANAGED HEALTHCARE—3.1%
Humana, Inc.	43,366	22,710,341
UnitedHealth Group, Inc.	114,956	61,565,835
		84,276,176
MOVIES & ENTERTAINMENT—3.4%
Liberty Media Corp. Series C Liberty Formula One*	586,926	37,968,243
Netflix, Inc.*	128,912	53,071,781
		91,040,024
OIL & GAS EQUIPMENT & SERVICES—1.1%
Schlumberger NV+	531,460	29,581,064
OIL & GAS EXPLORATION & PRODUCTION—3.3%
Diamondback Energy, Inc.	178,685	28,646,779
EOG Resources, Inc.	268,293	33,871,991
Pioneer Natural Resources Co.+	106,674	25,495,086
		88,013,856
OIL & GAS STORAGE & TRANSPORTATION—1.0%
Cheniere Energy, Inc.	155,890	25,943,214

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—105.9% (CONT.)	SHARES	VALUE
PASSENGER GROUND TRANSPORTATION—0.1%
Uber Technologies, Inc.*	94,054	$4,070,657
PHARMACEUTICALS—1.3%
Eli Lilly & Co.	61,851	34,261,124
PROPERTY & CASUALTY INSURANCE—0.7%
The Progressive Corp.	117,201	18,528,306
REAL ESTATE SERVICES—2.2%
CoStar Group, Inc.*	221,058	16,227,868
FirstService Corp.	301,489	42,651,649
		58,879,517
SEMICONDUCTORS—12.5%
Advanced Micro Devices, Inc.*,+	214,903	21,167,945
Broadcom, Inc.	31,612	26,597,388
Marvell Technology, Inc.	933,148	44,063,249
NVIDIA Corp.+	512,910	209,164,698
Taiwan Semiconductor Manufacturing Co., Ltd.#	414,256	35,754,435
		336,747,715
SYSTEMS SOFTWARE—15.8%
Microsoft Corp.+	1,160,877	392,504,122
ServiceNow, Inc.*	59,043	34,354,170
		426,858,292
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.7%
Apple, Inc.+	1,208,136	206,313,385
TRANSACTION & PAYMENT PROCESSING SERVICES—2.5%
Visa, Inc., Cl. A+	281,763	66,242,481
TOTAL COMMON STOCKS
(Cost $1,963,718,467)		2,854,957,564
PREFERRED STOCKS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	2,912,012	—
DATA PROCESSING & OUTSOURCED SERVICES—0.3%
Chime Financial, Inc., Series G*,@,(a)	188,583	7,111,465
TOTAL PREFERRED STOCKS
(Cost $26,129,444)		7,111,465
SPECIAL PURPOSE VEHICLE—0.4%	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.4%
Crosslink Ventures C, LLC, Cl. A*,@,(a),(b)	6,767,586
Crosslink Ventures C, LLC, Cl. B*,@,(a),(b)	4,212,477
10,980,063
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $11,925,000)	10,980,063

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2023 (Continued)

		VALUE
Total Investments
(Cost $2,001,772,911)	106.6%	$2,873,049,092
Affiliated Securities (Cost $25,029,054)		10,980,063
Unaffiliated Securities (Cost $1,976,743,857)		2,862,069,029
Securities Sold Short (Proceeds $234,084,010)	(8.0)%	(215,310,298)
Other Assets in Excess of Liabilities	1.4%	36,499,994
NET ASSETS	100.0%	$2,694,238,788

+	All or a portion of this security is held as collateral for securities sold short.
#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 -
Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2023
Chime Financial, Inc., Series G	8/24/21	$13,025,390	0.15%	$7,111,465	0.26%
Crosslink Ventures C, LLC, Cl. A	10/2/20	7,350,000	0.10%	6,767,586	0.25%
Crosslink Ventures C, LLC, Cl. B	12/16/20	4,575,000	0.06%	4,212,477	0.16%
Prosetta Biosciences, Inc., Series D	2/6/15	13,104,054	0.28%	0	0.00%
Total				$18,091,528	0.67%

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short October 31, 2023

COMMON STOCKS—(8.0)%	SHARES	VALUE
AIR FREIGHT & LOGISTICS—(0.1)%
United Parcel Service, Inc., Cl. B	(27,528)	$(3,888,330)
APPLICATION SOFTWARE—(0.2)%
Five9, Inc.	(91,288)	(5,282,837)
ASSET MANAGEMENT & CUSTODY BANKS—(0.1)%
T Rowe Price Group, Inc.	(42,563)	(3,851,952)
AUTOMOBILE MANUFACTURERS—(0.1)%
Thor Industries, Inc.	(44,136)	(3,880,878)
AUTOMOTIVE PARTS & EQUIPMENT—(0.2)%
Aptiv PLC	(23,558)	(2,054,258)
QuantumScape Corp., Cl. A	(380,753)	(1,987,531)
		(4,041,789)
BUILDING PRODUCTS—(0.1)%
Carrier Global Corp.	(50,684)	(2,415,599)
CONSUMER FINANCE—0.0%
Synchrony Financial	(47,108)	(1,321,379)
DIVERSIFIED BANKS—(0.3)%
JPMorgan Chase & Co.	(13,847)	(1,925,564)
SPDR S&P Regional Banking ETF	(113,835)	(4,515,834)
		(6,441,398)
ELECTRICAL COMPONENTS & EQUIPMENT—(0.1)%
Rockwell Automation, Inc.	(14,950)	(3,929,010)
FOOTWEAR—(0.1)%
NIKE, Inc., Cl. B	(35,600)	(3,658,612)
HEALTHCARE EQUIPMENT—(0.7)%
Abbott Laboratories	(73,151)	(6,916,427)
Envista Holdings Corp.	(175,333)	(4,079,999)
Omnicell, Inc.	(93,472)	(3,321,995)
Stryker Corp.	(21,950)	(5,931,329)
		(20,249,750)
HOME IMPROVEMENT RETAIL—(0.3)%
Floor & Decor Holdings, Inc., Cl. A	(63,280)	(5,214,272)
Lowe's Cos., Inc.	(14,281)	(2,721,530)
		(7,935,802)
HOTELS RESORTS & CRUISE LINES—(0.2)%
Airbnb, Inc., Cl. A	(57,170)	(6,762,639)
HOUSEHOLD PRODUCTS—(0.2)%
The Clorox Co.	(36,919)	(4,345,366)
HUMAN RESOURCE & EMPLOYMENT SERVICES—(0.2)%
Robert Half, Inc.	(60,623)	(4,532,782)
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—(0.2)%
Lincoln Electric Holdings, Inc.	(24,102)	(4,213,030)
MARKET INDICES—(3.2)%
Direxion NASDAQ-100 Equal Weighted Index Shares	(148,521)	(10,585,092)
iShares China Large-Capital ETF	(164,285)	(4,192,553)

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short October 31, 2023 (Continued)

COMMON STOCKS—(8.0)% (CONT.)	SHARES	VALUE
MARKET INDICES—(3.2)% (CONT.)
iShares Europe ETF	(76,346)	$(3,532,529)
iShares MSCI United Kingdom ETF	(187,293)	(5,712,437)
iShares Russell Mid-Cap Growth ETF	(155,916)	(13,516,358)
Renaissance IPO ETF	(71,563)	(2,129,715)
SPDR S&P 500 ETF Trust	(108,162)	(45,233,348)
		(84,902,032)
PACKAGED FOODS & MEATS—(0.1)%
Campbell Soup Co.	(67,671)	(2,734,585)
PASSENGER AIRLINES—(0.1)%
Joby Aviation, Inc.	(327,194)	(1,724,312)
PHARMACEUTICALS—(0.4)%
Consumer Discretionary Select Sector SPDR Fund	(71,803)	(10,921,236)
PROPERTY & CASUALTY INSURANCE—(0.1)%
Trupanion, Inc.	(102,805)	(2,117,783)
SEMICONDUCTORS—(0.3)%
NXP Semiconductors NV	(15,000)	(2,586,450)
Texas Instruments, Inc.	(47,595)	(6,758,966)
		(9,345,416)
STEEL—(0.2)%
Steel Dynamics, Inc.	(45,040)	(4,797,210)
SYSTEMS SOFTWARE—(0.3)%
Crowdstrike Holdings, Inc., Cl. A	(12,554)	(2,219,171)
Technology Select Sector SPDR Fund	(29,227)	(4,793,520)
		(7,012,691)
TRANSACTION & PAYMENT PROCESSING SERVICES—(0.2)%
PayPal Holdings, Inc.	(96,600)	(5,003,880)
TOTAL COMMON STOCKS
(Proceeds $234,084,010)		$(215,310,298)
Total Securities Sold Short
(Proceeds $234,084,010)		$(215,310,298)

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2023

COMMON STOCKS—85.9%	SHARES	VALUE
ADVERTISING—1.2%
The Trade Desk, Inc., Cl. A*	43,446	$3,082,928
AEROSPACE & DEFENSE—5.6%
AAR Corp.*	4,151	246,403
HEICO Corp.	24,796	3,927,934
HEICO Corp., Cl. A+	9,467	1,203,540
Kratos Defense & Security Solutions, Inc.*	33,696	574,517
TransDigm Group, Inc.*	10,140	8,396,833
		14,349,227
APPAREL RETAIL—0.1%
MYT Netherlands Parent BV#,*	42,041	122,339
APPLICATION SOFTWARE—6.4%
AppFolio, Inc., Cl. A*,+	18,431	3,457,103
Cadence Design Systems, Inc.*	5,677	1,361,628
Everbridge, Inc.*	2,061	42,477
HubSpot, Inc.*	4,711	1,996,381
Manhattan Associates, Inc.*	2,788	543,604
nCino, Inc.*	30,480	856,488
Sprout Social, Inc., Cl. A*	22,764	985,226
SPS Commerce, Inc.*	13,579	2,177,257
Vertex, Inc., Cl. A*	202,471	4,901,823
		16,321,987
ASSET MANAGEMENT & CUSTODY BANKS—2.2%
Ares Management Corp., Cl. A	13,797	1,360,246
Hamilton Lane, Inc., Cl. A	16,465	1,385,036
StepStone Group, Inc., Cl. A	102,928	2,912,862
		5,658,144
BIOTECHNOLOGY—8.1%
ACADIA Pharmaceuticals, Inc.*	186,080	4,199,826
Amgen, Inc.+	10,229	2,615,555
Ascendis Pharma AS#,*	15,214	1,358,762
BioMarin Pharmaceutical, Inc.*	24,872	2,025,824
Cabaletta Bio, Inc.*,+	84,198	1,200,664
ImmunoGen, Inc.*	51,578	766,449
Morphic Holding, Inc.*,+	92,581	1,846,991
Natera, Inc.*,+	67,759	2,674,448
Nuvalent, Inc., Cl. A*	6,583	342,909
Regeneron Pharmaceuticals, Inc.*	712	555,282
Roivant Sciences Ltd.*	79,996	691,165
Ultragenyx Pharmaceutical, Inc.*	25,398	899,089
Vaxcyte, Inc.*	11,491	552,717
Vertex Pharmaceuticals, Inc.*	2,707	980,232
		20,709,913
BROADLINE RETAIL—5.3%
Amazon.com, Inc.*,+	69,436	9,241,237
MercadoLibre, Inc.*,+	1,794	2,225,888
Ollie’s Bargain Outlet Holdings, Inc.*	26,372	2,036,973
		13,504,098

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—85.9% (CONT.)	SHARES	VALUE
CARGO GROUND TRANSPORTATION—1.0%
RXO, Inc.*	89,670	$1,570,122
XPO, Inc.*	11,168	846,646
		2,416,768
CASINOS & GAMING—1.9%
DraftKings, Inc., Cl. A*	147,453	4,072,652
Penn Entertainment, Inc.*	39,815	785,550
		4,858,202
COAL & CONSUMABLE FUELS—0.6%
Cameco Corp.	39,141	1,601,258
COMMUNICATIONS EQUIPMENT—0.6%
Arista Networks, Inc.*,+	7,856	1,574,107
CONSUMER FINANCE—0.2%
Upstart Holdings, Inc.*	25,704	617,667
ELECTRIC UTILITIES—0.6%
NextEra Energy, Inc.	27,649	1,611,937
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.6%
908 Devices, Inc.*,+	142,494	844,989
Novanta, Inc.*	4,295	567,198
		1,412,187
ENVIRONMENTAL & FACILITIES SERVICES—3.2%
Casella Waste Systems, Inc., Cl. A*	61,759	4,659,717
Montrose Environmental Group, Inc.*	42,668	986,484
Waste Connections, Inc.	18,239	2,361,951
		8,008,152
FINANCIAL EXCHANGES & DATA—1.8%
CBOE Global Markets, Inc.	8,861	1,452,229
MarketAxess Holdings, Inc.+	14,952	3,195,990
		4,648,219
HEALTHCARE DISTRIBUTORS—0.7%
McKesson Corp.	3,909	1,780,002
HEALTHCARE EQUIPMENT—6.9%
Dexcom, Inc.*	37,129	3,298,169
Glaukos Corp.*	82,548	5,629,774
Impulse Dynamics PLC, Class E*,@,(a)	1,273,271	3,628,822
Inogen, Inc.*	61,769	276,107
Inspire Medical Systems, Inc.*	12,003	1,766,361
Insulet Corp.*	8,093	1,072,889
Nevro Corp.*	66,943	965,988
Tandem Diabetes Care, Inc.*	14,093	243,809
TransMedics Group, Inc.*,+	16,018	600,355
		17,482,274
HEALTHCARE SERVICES—0.7%
Agiliti, Inc.*	120,757	679,862
NeoGenomics, Inc.*	74,983	1,051,262
		1,731,124
HEALTHCARE TECHNOLOGY—0.2%
Definitive Healthcare Corp., Cl. A*	89,283	514,270

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—85.9% (CONT.)	SHARES	VALUE
HOTELS RESORTS & CRUISE LINES—1.2%
Lindblad Expeditions Holdings, Inc.*	165,005	$1,026,331
MakeMyTrip Ltd.*	53,949	2,089,445
		3,115,776
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.4%
Paycom Software, Inc.	5,359	1,312,794
Paylocity Holding Corp.*	12,385	2,221,869
		3,534,663
INTERACTIVE MEDIA & SERVICES—4.8%
Alphabet, Inc., Cl. A*	19,357	2,401,816
Meta Platforms, Inc., Cl. A*,+	22,191	6,685,483
Pinterest, Inc., Cl. A*,+	102,434	3,060,728
		12,148,027
INTERNET SERVICES & INFRASTRUCTURE—0.1%
MongoDB, Inc., Cl. A*	980	337,698
IT CONSULTING & OTHER SERVICES—0.9%
Globant SA*	14,077	2,397,172
LEISURE FACILITIES—0.2%
Planet Fitness, Inc., Cl. A*	8,561	473,166
LEISURE PRODUCTS—0.0%
Latham Group, Inc.*	4,938	11,308
LIFE SCIENCES TOOLS & SERVICES—0.8%
Bio-Techne Corp.	37,739	2,061,682
MANAGED HEALTHCARE—2.4%
Humana, Inc.	2,031	1,063,615
Progyny, Inc.*	165,734	5,114,551
		6,178,166
MOVIES & ENTERTAINMENT—1.4%
Netflix, Inc.*,+	1,515	623,711
Spotify Technology SA*	18,312	3,017,085
		3,640,796
OIL & GAS EQUIPMENT & SERVICES—3.8%
Core Laboratories, Inc.	62,957	1,348,539
Dril-Quip, Inc.*	59,952	1,298,560
Schlumberger NV+	127,900	7,118,914
		9,766,013
OIL & GAS EXPLORATION & PRODUCTION—1.7%
Diamondback Energy, Inc.+	9,226	1,479,112
Pioneer Natural Resources Co.+	11,791	2,818,049
		4,297,161
PASSENGER GROUND TRANSPORTATION—1.4%
Uber Technologies, Inc.*	80,946	3,503,343
PERSONAL CARE PRODUCTS—0.0%
Oddity Tech Ltd., Cl. A*	22	562
PHARMACEUTICALS—1.6%
Eli Lilly & Co.	7,205	3,991,066
REAL ESTATE SERVICES—2.2%
FirstService Corp.	40,155	5,680,728

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—85.9% (CONT.)	SHARES	VALUE
REGIONAL BANKS—0.2%
Axos Financial, Inc.*	2,061	$74,258
Seacoast Banking Corp. of Florida	15,726	317,822
		392,080
RESTAURANTS—0.7%
McDonald's Corp.	5,723	1,500,399
Wingstop, Inc.	1,605	293,346
		1,793,745
SEMICONDUCTOR MATERIALS & EQUIPMENT—0.8%
ASML Holding NV#	3,526	2,111,404
SEMICONDUCTORS—4.9%
Broadcom, Inc.+	1,209	1,017,216
Impinj, Inc.*	38,542	2,490,198
NVIDIA Corp.+	20,881	8,515,272
Rambus, Inc.*	8,314	451,700
		12,474,386
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—0.6%
Celsius Holdings, Inc.*,+	9,129	1,388,430
SYSTEMS SOFTWARE—4.4%
Crowdstrike Holdings, Inc., Cl. A*	10,604	1,874,469
Microsoft Corp.+	23,868	8,070,010
Zscaler, Inc.*	8,541	1,355,371
		11,299,850
TRADING COMPANIES & DISTRIBUTORS—0.7%
SiteOne Landscape Supply, Inc.*	11,013	1,517,261
Xometry, Inc., Cl. A*	23,733	345,315
		1,862,576
TRANSACTION & PAYMENT PROCESSING SERVICES—1.8%
Flywire Corp.*	146,170	3,930,511
Global Payments, Inc.	4,980	528,976
		4,459,487
TOTAL COMMON STOCKS
(Cost $214,498,020)		218,924,088
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	41,418	—
(Cost $186,381)		—
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(c)	126,108	85,753
(Cost $67,638)		85,753
REAL ESTATE INVESTMENT TRUST—0.3%	SHARES	VALUE
TELECOM TOWER—0.3%
Crown Castle, Inc.	8,185	761,041
(Cost $737,117)		761,041

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2023 (Continued)

SPECIAL PURPOSE VEHICLE—0.5%	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Crosslink Ventures C, LLC, Cl. A*,@,(a),(b)	$851,703
Crosslink Ventures C, LLC, Cl. B*,@,(a),(b)	506,418
1,358,121
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,475,000)	1,358,121
SHORT—TERM INVESTMENTS—12.4%	SHARES	VALUE
U.S. GOVERNMENT—12.4%
U.S. Treasury Bill, 0.00%, 11/2/23	16,000,000	15,997,691
U.S. Treasury Bill, 0.00%, 11/14/23	15,500,000	15,470,783
		31,468,474
TOTAL SHORT—TERM INVESTMENTS
(Cost $31,468,474)		31,468,474
PURCHASED OPTIONS—0.3% SECURITY NAME/ EXPIRATION DATE/ STRIKE PRICE	NOTIONAL AMOUNTS	COUNTERPARTY	NUMBER OF CONTRACTS	VALUE
PUT OPTIONS—0.3%
Carvana Co., 1/19/2024, 5.00	$1,377,000	BNP Paribas	510	4,590
CBOE S&P 500, 11/17/2023, 4250.00	$33,131,020	BNP Paribas	79	660,440
				665,030
TOTAL PURCHASED OPTIONS
(Cost $582,587)				665,030
Total Investments
(Cost $249,015,217)			99.4%	$253,262,507
Affiliated Securities (Cost $1,661,381)				1,358,121
Unaffiliated Securities (Cost $247,353,836)				251,904,386
Securities Sold Short (Proceeds $105,902,840)			(34.9)%	(88,884,878)
Written Options (Premiums received $143,599)			(0.0)%	(81,765)
Over-the-counter ("OTC") contracts for difference			(0.2)%	(439,597)
Other Assets in Excess of Liabilities			35.7%	90,909,972
NET ASSETS			100.0%	$254,766,239

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2023 (Continued)

+	All or a portion of this security is held as collateral for securities sold short.
#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2023
Crosslink Ventures C, LLC, Cl. A	10/2/20	$925,000	0.24%	$851,703	0.33%
Crosslink Ventures C, LLC, Cl. B	12/2/20	550,000	0.11%	506,418	0.20%
Impulse Dynamics PLC, Class E	2/11/22	3,485,265	0.47%	3,010,001	1.18%
Impulse Dynamics PLC, Class E	6/02/23	716,529	0.19%	618,821	0.24%
Prosetta Biosciences, Inc., Series D	2/6/15	186,381	0.25%	0	0.00%
Tolero CDR	2/6/17	67,638	0.09%	85,753	0.04%
Total				$5,072,696	1.99%

Over the counter - Contracts for difference outstanding as of October 31, 2023:

Contract Amount	Counterparty	Reference Company	Market Value	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
(17,801)	BNP Paribas	Carvana Co.	$(352,122)	$—	$(352,122)	$(352,122)
(474,191)	BNP Paribas	Ses Ai Corp.	(87,475)	—	(87,475)	(87,475)
Total			$(439,597)	$—	$(439,597)	$(439,597)

OPTIONS WRITTEN—0.0% SECURITY NAME/ EXPIRATION DATE/ STRIKE PRICE	NOTIONAL AMOUNTS	COUNTERPARTY	NUMBER OF CONTRACTS	VALUE
PUT OPTIONS—0.0%

CBOE S&P 500, 11/17/2023, 3975.00	$(33,131,020)	BNP Paribas	79	$(81,765)
(Premiums received $143,599)				$(81,765)

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2023

COMMON STOCKS—(33.8)%	SHARES	VALUE
ADVERTISING—(0.1)%
Cardlytics, Inc.	(18,661)	$(231,210)
AEROSPACE & DEFENSE—(0.1)%
Archer Aviation, Inc., Cl. A	(62,108)	(295,013)
AIR FREIGHT & LOGISTICS—(0.5)%
United Parcel Service, Inc., Cl. B	(8,698)	(1,228,592)
APPLICATION SOFTWARE—(2.1)%
Aurora Innovation, Inc., Cl. A	(435,157)	(761,525)
C3.ai, Inc., Cl. A	(29,398)	(717,311)
DocuSign, Inc., Cl. A	(18,737)	(728,494)
Dynatrace, Inc.	(12,559)	(561,513)
HashiCorp, Inc., Cl. A	(21,793)	(429,104)
Klaviyo, Inc., Cl. A	(21,250)	(605,412)
Palantir Technologies, Inc., Cl. A	(27,212)	(402,738)
Porch Group, Inc.	(830)	(467)
Salesforce, Inc.	(4,515)	(906,747)
		(5,113,311)
AUTOMOBILE MANUFACTURERS—(1.4)%
Fisker, Inc.	(193,840)	(872,280)
Ford Motor Co.	(45,360)	(442,260)
Lucid Group, Inc.	(485,078)	(1,998,521)
Thor Industries, Inc.	(2,919)	(256,668)
		(3,569,729)
AUTOMOTIVE PARTS & EQUIPMENT—(1.1)%
LCI Industries	(9,439)	(1,024,037)
Patrick Industries, Inc.	(13,498)	(1,014,375)
QuantumScape Corp., Cl. A	(163,192)	(851,862)
		(2,890,274)
BIOTECHNOLOGY—(0.5)%
Recursion Pharmaceuticals, Inc., Cl. A	(110,003)	(580,816)
Twist Bioscience Corp.	(44,267)	(697,648)
		(1,278,464)
BROADLINE RETAIL—(0.3)%
Savers Value Village, Inc.	(48,024)	(718,919)
BUILDING PRODUCTS—(0.2)%
Carrier Global Corp.	(13,164)	(627,396)
COMMODITY CHEMICALS—(0.2)%
PureCycle Technologies, Inc.	(137,647)	(612,529)
CONSTRUCTION & ENGINEERING—(0.5)%
Ameresco, Inc., Cl. A	(43,987)	(1,150,260)
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—(0.2)%
Nikola Corp.	(414,821)	(448,007)
CONSUMER FINANCE—(0.2)%
Synchrony Financial	(14,192)	(398,086)
DIVERSIFIED SUPPORT SERVICES—(0.1)%
Healthcare Services Group, Inc.	(25,410)	(241,395)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2023 (Continued)

COMMON STOCKS—(33.8)% (CONT.)	SHARES	VALUE
EDUCATION SERVICES—(0.9)%
Bright Horizons Family Solutions, Inc.	(24,350)	$(1,803,361)
Duolingo, Inc., Cl. A	(3,389)	(494,963)
		(2,298,324)
ELECTRICAL COMPONENTS & EQUIPMENT—(0.5)%
FREYR Battery SA	(114,156)	(366,441)
Rockwell Automation, Inc.	(3,995)	(1,049,926)
		(1,416,367)
ELECTRONIC EQUIPMENT & INSTRUMENTS—(0.3)%
Cognex Corp.	(6,302)	(226,809)
SmartRent, Inc., Cl. A	(179,594)	(432,821)
		(659,630)
ELECTRONIC MANUFACTURING SERVICES—(0.9)%
IPG Photonics Corp.	(26,363)	(2,264,582)
HEALTHCARE EQUIPMENT—(1.0)%
Envista Holdings Corp.	(42,703)	(993,699)
ResMed, Inc.	(5,039)	(711,608)
Stryker Corp.	(2,785)	(752,563)
		(2,457,870)
HEALTHCARE FACILITIES—(0.5)%
Surgery Partners, Inc.	(34,348)	(794,469)
US Physical Therapy, Inc.	(6,898)	(580,191)
		(1,374,660)
HEALTHCARE SERVICES—(0.4)%
23andMe Holding Co., Cl. A	(713,096)	(604,064)
Cross Country Healthcare, Inc.	(8,828)	(204,456)
DocGo, Inc.	(42,586)	(252,961)
		(1,061,481)
HEALTHCARE SUPPLIES—(1.0)%
RxSight, Inc.	(28,122)	(622,621)
STAAR Surgical Co.	(50,644)	(2,117,932)
		(2,740,553)
HEALTHCARE TECHNOLOGY—(0.8)%
Simulations Plus, Inc.	(56,172)	(1,981,186)
HOME IMPROVEMENT RETAIL—(0.7)%
Floor & Decor Holdings, Inc., Cl. A	(11,823)	(974,215)
Lowe's Cos., Inc.	(3,470)	(661,278)
		(1,635,493)
HOTELS RESORTS & CRUISE LINES—(0.6)%
Expedia Group, Inc.	(6,383)	(608,236)
Soho House & Co., Inc., Cl. A	(154,895)	(1,115,244)
		(1,723,480)
HUMAN RESOURCE & EMPLOYMENT SERVICES—(0.5)%
Automatic Data Processing, Inc.	(5,820)	(1,270,040)
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—(0.4)%
Desktop Metal, Inc. Cl. A	(96,952)	(83,999)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2023 (Continued)

COMMON STOCKS—(33.8)% (CONT.)	SHARES	VALUE
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—(0.4)% (CONT.)
Lincoln Electric Holdings, Inc.	(3,257)	$(569,324)
Velo3D, Inc.	(435,709)	(575,136)
		(1,228,459)
INTERNET SERVICES & INFRASTRUCTURE—(0.4)%
Okta, Inc., Cl. A	(8,002)	(539,415)
Snowflake, Inc., Cl. A	(3,435)	(498,521)
		(1,037,936)
INVESTMENT BANKING & BROKERAGE—(0.3)%
Evercore, Inc., Cl. A	(6,416)	(835,235)
IT CONSULTING & OTHER SERVICES—(0.7)%
Accenture PLC, Cl. A	(2,271)	(674,691)
International Business Machines Corp.	(6,573)	(950,719)
		(1,625,410)
LEISURE FACILITIES—(0.6)%
Six Flags Entertainment Corp.	(73,534)	(1,463,327)
LIFE SCIENCES TOOLS & SERVICES—(0.3)%
Waters Corp.	(3,258)	(777,131)
MARKET INDICES—(7.2)%
Direxion NASDAQ-100 Equal Weighted Index Shares	(50,162)	(3,575,046)
iShares China Large-Capital ETF	(240,345)	(6,133,604)
iShares Russell 2000 Growth ETF	(41,802)	(8,652,596)
		(18,361,246)
MOVIES & ENTERTAINMENT—(0.3)%
The Walt Disney Co.	(8,419)	(686,906)
Vivid Seats, Inc., Cl. A	(13,669)	(80,374)
		(767,280)
PACKAGED FOODS & MEATS—(0.6)%
The Hershey Co.	(3,594)	(673,336)
Utz Brands, Inc.	(56,265)	(685,870)
		(1,359,206)
PAPER & PLASTIC PACKAGING PRODUCTS & MATERIALS—(0.1)%
Ranpak Holdings Corp., Cl. A	(106,431)	(336,322)
PASSENGER AIRLINES—(0.1)%
Joby Aviation, Inc.	(51,166)	(269,645)
PROPERTY & CASUALTY INSURANCE—(0.3)%
Lemonade, Inc.	(70,473)	(770,975)
REAL ESTATE SERVICES—(0.1)%
Opendoor Technologies, Inc.	(87,366)	(165,995)
REGIONAL BANKS—(1.8)%
Amalgamated Financial Corp.	(91,577)	(1,670,364)
Bank OZK	(53,459)	(1,914,367)
Stellar Bancorp, Inc.	(36,311)	(789,401)
		(4,374,132)
RESEARCH & CONSULTING SERVICES—(0.4)%
Franklin Covey Co.	(25,861)	(1,019,182)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2023 (Continued)

COMMON STOCKS—(33.8)% (CONT.)	SHARES	VALUE
RESTAURANTS—(0.4)%
Sweetgreen, Inc., Cl. A	(100,279)	$(1,035,882)
SEMICONDUCTOR MATERIALS & EQUIPMENT—(0.3)%
SolarEdge Technologies, Inc.	(9,273)	(704,284)
SEMICONDUCTORS—(1.8)%
Ambarella, Inc.	(4,927)	(221,666)
Diodes, Inc.	(12,473)	(811,743)
ON Semiconductor Corp.	(10,303)	(645,380)
Texas Instruments, Inc.	(14,963)	(2,124,896)
Wolfspeed, Inc.	(24,446)	(827,253)
		(4,630,938)
SPECIALIZED CONSUMER SERVICES—(0.1)%
Service Corp. International	(5,608)	(305,187)
STEEL—(0.2)%
Steel Dynamics, Inc.	(4,646)	(494,845)
SYSTEMS SOFTWARE—(0.7)%
Fortinet, Inc.	(13,458)	(769,394)
Oracle Corp.	(9,349)	(966,687)
		(1,736,081)
TRADING COMPANIES & DISTRIBUTORS—(0.5)%
United Rentals, Inc.	(3,188)	(1,295,189)
TRANSACTION & PAYMENT PROCESSING SERVICES—(0.6)%
Adyen NV	(2,070)	(1,396,318)
Affirm Holdings, Inc., Cl. A	(17,896)	(315,149)
		(1,711,467)
TOTAL COMMON STOCKS
(Proceeds $102,451,245)		$(85,992,205)
REAL ESTATE INVESTMENT TRUST—(1.1)%	SHARES	VALUE
DIVERSIFIED—(0.4)%
Empire State Realty Trust, Inc., Cl. A	(112,718)	(911,889)
OFFICE—0.0%
Paramount Group, Inc.	(18,319)	(78,405)
REAL ESTATE OPERATING COMPANIES—(0.4)%
Seritage Growth Properties, Cl. A	(155,757)	(1,127,681)
RETAIL—0.0%
CBL & Associates Properties, Inc.	(75)	(1,555)
Pennsylvania Real Estate Investment Trust	(402)	(169)
		(1,724)
TELECOM TOWER—(0.3)%
SBA Communications Corp., Cl. A	(3,705)	(772,974)
TOTAL REAL ESTATE INVESTMENT TRUST
(Proceeds $3,451,595)		$(2,892,673)
Total Securities Sold Short
(Proceeds $105,902,840)		$(88,884,878)

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2023

COMMON STOCKS—98.0%	SHARES	VALUE
ARGENTINA—3.2%
BROADLINE RETAIL—3.2%
MercadoLibre, Inc.*	500	$620,370
(Cost $442,974)
BRAZIL—14.4%
DIVERSIFIED BANKS—4.9%
NU Holdings Ltd., Cl. A*	115,500	947,100
DIVERSIFIED CAPITAL MARKETS—1.5%
Banco BTG Pactual SA	50,000	293,601
FOOTWEAR—2.9%
Arezzo Industria e Comercio SA	48,300	559,476
HEALTHCARE FACILITIES—1.7%
Rede D'Or Sao Luiz SA	77,000	330,250
OIL & GAS EXPLORATION & PRODUCTION—1.9%
PRIO SA*	40,000	378,508
PASSENGER GROUND TRANSPORTATION—1.5%
Localiza Rent a Car SA	29,000	292,655
TOTAL BRAZIL
(Cost $2,708,886)		2,801,590
CANADA—1.5%
APPLICATION SOFTWARE—1.5%
Globant SA*	1,675	285,236
(Cost $325,416)
CHINA—22.8%
APPAREL ACCESSORIES & LUXURY GOODS—2.4%
ANTA Sports Products Ltd.	42,000	475,011
AUTOMOBILE MANUFACTURERS—3.2%
BYD Co., Ltd., Cl. H	20,522	624,092
BROADLINE RETAIL—6.8%
Alibaba Group Holding Ltd.#,*	7,200	594,288
PDD Holdings, Inc.#,*	7,100	720,082
		1,314,370
DISTILLERS & VINTNERS—1.8%
Kweichow Moutai Co., Ltd., Cl. A	1,500	344,308
EDUCATION SERVICES—2.4%
New Oriental Education & Technology Group, Inc.#,*	7,100	464,979
HOTELS RESORTS & CRUISE LINES—3.4%
Trip.com Group Ltd.#,*	19,700	669,800
RESTAURANTS—2.8%
Meituan, Cl. B*	38,300	542,917
TOTAL CHINA
(Cost $4,405,365)		4,435,477
GREECE—7.7%
INDUSTRIAL CONGLOMERATES—3.4%
Mytilineos SA	17,700	655,748

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—98.0% (CONT.)	SHARES	VALUE
GREECE—7.7% (CONT.)
OTHER SPECIALTY RETAIL—4.3%
JUMBO SA	32,200	$847,080
TOTAL GREECE
(Cost $1,012,781)		1,502,828
HONG KONG—1.6%
FINANCIAL EXCHANGES & DATA—1.6%
Hong Kong Exchanges & Clearing Ltd.	9,176	321,009
(Cost $454,546)
INDIA—15.0%
DIVERSIFIED BANKS—3.1%
HDFC Bank Ltd.	34,000	603,135
ELECTRICAL COMPONENTS & EQUIPMENT—1.7%
CG Power & Industrial Solutions Ltd.	69,000	323,038
HOTELS RESORTS & CRUISE LINES—4.3%
Lemon Tree Hotels Ltd.*	182,000	239,928
MakeMyTrip Ltd.*	15,100	584,823
		824,751
LIFE SCIENCES TOOLS & SERVICES—2.1%
Syngene International Ltd.	50,000	408,514
PACKAGED FOODS & MEATS—3.8%
Patanjali Foods Ltd.	45,478	746,959
TOTAL INDIA
(Cost $2,768,125)		2,906,397
MEXICO—1.6%
CARGO GROUND TRANSPORTATION—1.6%
Grupo Traxion SAB de CV, Cl. A*	210,000	310,990
(Cost $370,752)
POLAND—1.7%
FOOD RETAIL—1.7%
Dino Polska SA*	3,400	322,222
(Cost $294,641)
SAUDI ARABIA—5.5%
ADVERTISING—2.2%
Arabian Contracting Services Co.	7,800	419,565
IT CONSULTING & OTHER SERVICES—1.6%
Elm Co.	1,700	317,852
LEISURE FACILITIES—1.7%
Leejam Sports Co. JSC	8,000	327,540
TOTAL SAUDI ARABIA
(Cost $927,860)		1,064,957
SOUTH KOREA—10.0%
AEROSPACE & DEFENSE—2.4%
LIG Nex1 Co., Ltd.	7,100	458,564
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.1%
Park Systems Corp.	3,900	404,985

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—98.0% (CONT.)	SHARES	VALUE
SOUTH KOREA—10.0% (CONT.)
HEALTHCARE EQUIPMENT—1.6%
Ray Co., Ltd.*	21,100	$303,956
SEMICONDUCTOR MATERIALS & EQUIPMENT—2.1%
Eo Technics Co., Ltd.	4,000	414,216
SEMICONDUCTORS—1.8%
LEENO Industrial, Inc.	3,489	356,529
TOTAL SOUTH KOREA
(Cost $2,026,123)		1,938,250
TAIWAN—7.4%
SEMICONDUCTORS—7.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	57,500	938,368
Taiwan Semiconductor Manufacturing Co., Ltd.#	5,800	500,598
TOTAL TAIWAN
(Cost $1,587,778)		1,438,966
TURKEY—2.1%
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Mavi Giyim Sanayi Ve Ticaret AS, Cl. B(a)	47,000	158,460
FOOD RETAIL—1.3%
BIM Birlesik Magazalar AS	25,000	240,377
TOTAL TURKEY
(Cost $315,162)		398,837
UNITED ARAB EMIRATES—3.5%
OIL & GAS DRILLING—1.9%
ADNOC Drilling Co. PJSC	382,000	378,568
RESTAURANTS—1.6%
Americana Restaurants International PLC	300,000	302,205
TOTAL UNITED ARAB EMIRATES
(Cost $639,677)		680,773
TOTAL COMMON STOCKS
(Cost $18,280,086)		19,027,902
RIGHTS—0.0%	SHARES	VALUE
BRAZIL—0.0%
PASSENGER GROUND TRANSPORTATION—0.0%
Localiza Rent a Car SA*	212	294
(Cost $0)
Total Investments
(Cost $18,280,086)	98.0%	$19,028,196
Unaffiliated Securities (Cost $18,280,086)		19,028,196
Other Assets in Excess of Liabilities	2.0%	391,279
NET ASSETS	100.0%	$19,419,475

#	American Depositary Receipts.
*	Non-income producing security.
(a)	Pursuant to Securities and Exchange Commission Rule 144A, this security may be sold prior to its maturity only to qualified institutional buyers. This security represents 0.8% of the net assets of the Fund.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments October 31, 2023

COMMON STOCKS—94.9%	SHARES	VALUE
AGRICULTURAL & FARM MACHINERY—0.7%
Deere & Co.	1,358	$496,159
APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Lululemon Athletica, Inc.*	1,091	429,287
APPLICATION SOFTWARE—7.1%
Adobe, Inc.*	5,429	2,888,554
Autodesk, Inc.*	3,176	627,673
Intuit, Inc.	1,742	862,203
Salesforce, Inc.*	4,764	956,754
		5,335,184
AUTOMOBILE MANUFACTURERS—1.4%
Tesla, Inc.*	5,019	1,008,016
AUTOMOTIVE PARTS & EQUIPMENT—1.0%
Aptiv PLC*	5,666	494,075
Mobileye Global, Inc., Cl. A*	6,622	236,207
		730,282
BIOTECHNOLOGY—2.9%
AbbVie, Inc.	3,323	469,141
Amgen, Inc.	1,415	361,815
Vaxcyte, Inc.*	4,005	192,641
Vertex Pharmaceuticals, Inc.*	3,183	1,152,596
		2,176,193
BROADLINE RETAIL—7.8%
Amazon.com, Inc.*	35,468	4,720,436
Etsy, Inc.*	3,344	208,331
MercadoLibre, Inc.*	736	913,185
		5,841,952
BUILDING PRODUCTS—0.4%
Allegion PLC	3,268	321,441
CARGO GROUND TRANSPORTATION—0.4%
Old Dominion Freight Line, Inc.	761	286,638
ELECTRIC UTILITIES—0.6%
NextEra Energy, Inc.	7,782	453,691
ELECTRICAL COMPONENTS & EQUIPMENT—1.7%
Eaton Corp. PLC	2,199	457,194
Rockwell Automation, Inc.	1,599	420,233
Vertiv Holdings Co., Cl. A	9,544	374,793
		1,252,220
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.4%
Trimble, Inc.*	5,902	278,161
ELECTRONIC MANUFACTURING SERVICES—1.8%
Flex Ltd.*	52,614	1,353,232
ENVIRONMENTAL & FACILITIES SERVICES—0.6%
Tetra Tech, Inc.	2,866	432,508
FINANCIAL EXCHANGES & DATA—1.7%
S&P Global, Inc.	3,601	1,257,865

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—94.9% (CONT.)	SHARES	VALUE
FOOTWEAR—1.2%
NIKE, Inc., Cl. B	6,361	$653,720
On Holding AG, Cl. A*	8,450	216,911
		870,631
HEALTHCARE DISTRIBUTORS—1.3%
McKesson Corp.	2,176	990,863
HEALTHCARE EQUIPMENT—0.3%
Dexcom, Inc.*	2,700	239,841
HOME IMPROVEMENT RETAIL—2.2%
The Home Depot, Inc.	5,647	1,607,644
HOUSEHOLD PRODUCTS—1.2%
The Procter & Gamble Co.	6,221	933,337
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.4%
Paycom Software, Inc.	1,172	287,105
INDUSTRIAL CONGLOMERATES—1.0%
Honeywell International, Inc.	4,177	765,477
INDUSTRIAL GASES—1.3%
Air Products & Chemicals, Inc.	3,376	953,517
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—0.6%
Xylem, Inc.	4,408	412,324
INTERACTIVE MEDIA & SERVICES—5.8%
Alphabet, Inc., Cl. A*	16,160	2,005,133
Alphabet, Inc., Cl. C*	13,940	1,746,682
Pinterest, Inc., Cl. A*	19,175	572,949
		4,324,764
INVESTMENT BANKING & BROKERAGE—1.1%
Morgan Stanley	11,732	830,860
IT CONSULTING & OTHER SERVICES—0.8%
Accenture PLC, Cl. A	1,947	578,434
LEISURE FACILITIES—0.5%
Vail Resorts, Inc.	1,843	391,177
LIFE SCIENCES TOOLS & SERVICES—1.9%
Agilent Technologies, Inc.	4,610	476,536
Danaher Corp.	4,742	910,559
		1,387,095
MANAGED HEALTHCARE—2.7%
Humana, Inc.	1,759	921,171
UnitedHealth Group, Inc.	2,043	1,094,149
		2,015,320
METAL, GLASS & PLASTIC CONTAINERS—0.6%
Ball Corp.	9,873	475,385
PHARMACEUTICALS—2.7%
Bristol-Myers Squibb Co.	8,904	458,823
Merck & Co., Inc.	8,311	853,540
Zoetis, Inc., Cl. A	4,472	702,104
		2,014,467
RAIL TRANSPORTATION—0.8%
Union Pacific Corp.	2,735	567,813

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—94.9% (CONT.)	SHARES	VALUE
RESTAURANTS—1.0%
Starbucks Corp.	7,708	$710,986
SEMICONDUCTOR MATERIALS & EQUIPMENT—3.5%
ASML Holding NV	1,874	1,122,170
Lam Research Corp.	2,569	1,511,137
		2,633,307
SEMICONDUCTORS—7.6%
First Solar, Inc.*	2,848	405,698
Marvell Technology, Inc.	10,751	507,662
NVIDIA Corp.	10,375	4,230,925
Taiwan Semiconductor Manufacturing Co., Ltd.#	6,081	524,851
		5,669,136
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—1.2%
PepsiCo, Inc.	5,552	906,531
SYSTEMS SOFTWARE—14.0%
Microsoft Corp.	29,986	10,138,567
Oracle Corp.	3,338	345,149
		10,483,716
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.4%
Apple, Inc.	32,436	5,539,096
TRANSACTION & PAYMENT PROCESSING SERVICES—4.7%
Visa, Inc., Cl. A	15,054	3,539,195
TOTAL COMMON STOCKS
(Cost $28,446,684)		70,780,850
REAL ESTATE INVESTMENT TRUST—2.3%	SHARES	VALUE
DATA CENTER—1.3%
Equinix, Inc.	1,382	1,008,362
INDUSTRIAL—1.0%
Prologis, Inc.	7,288	734,266
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $1,204,702)		1,742,628
Total Investments
(Cost $29,651,386)	97.2%	$72,523,478
Unaffiliated Securities (Cost $29,651,386)		72,523,478
Other Assets in Excess of Liabilities	2.8%	2,110,613
NET ASSETS	100.0%	$74,634,091

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2023

		Alger Dynamic
	Alger Spectra Fund	Opportunities Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$2,862,069,029	$251,904,386
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	10,980,063	1,358,121
Cash and cash equivalents	43,660	14,827,087
Collateral held for short sales	119,767,641	70,301,198
Collateral pledged for OTC contracts for difference	—	3,880,432
Receivable for investment securities sold	22,763,212	20,436,353
Receivable for shares of beneficial interest sold	575,773	59,827
Receivable for interfund loans	—	1,918,006
Dividends and interest receivable	585,888	35,974
Receivable from Investment Manager	85,138	—
Prepaid expenses	292,441	65,326
Total Assets	3,017,162,845	364,786,710

LIABILITIES:
Securities sold short, at value ‡	215,310,298	88,884,878
OTC contracts for difference, at value	—	439,597
Interest payable	767,354	60,105
Written options outstanding §	—	81,765
Payable for investment securities purchased	15,854,492	11,031,310
Payable for shares of beneficial interest redeemed	4,104,466	9,044,651
Due to broker	83,041,136	—
Accrued investment advisory fees	2,082,023	303,141
Accrued distribution fees	389,692	17,804
Accrued shareholder administrative fees	30,654	2,828
Accrued administrative fees	66,697	6,947
Accrued transfer agent fees	622,210	26,349
Dividends payable	248,921	40,975
Accrued printing fees	144,483	25,243
Accrued fund accounting fees	99,069	4,926
Accrued professional fees	71,706	39,913
Accrued registration fees	53,000	—
Accrued trustee fees	16,898	3,118
Accrued custodian fees	16,456	4,654
Accrued other expenses	4,502	2,267
Total Liabilities	322,924,057	110,020,471
NET ASSETS	$2,694,238,788	$254,766,239
See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2023 (Continued)

			Alger Dynamic
	Alger Spectra Fund		Opportunities Fund

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,970,406,101		324,023,480
Distributable earnings (Distributions in excess of earnings)	723,832,687		(69,257,241)
NET ASSETS	$2,694,238,788		$254,766,239
* Identified cost	$1,976,743,857	(a)	$247,353,836	(b)
** Identified cost	$25,029,054	(a)	$1,661,381	(b)
‡ Proceeds received on short sales	$234,084,010		$105,902,840
§ Written options premiums received	$—		$143,599

NET ASSETS BY CLASS:
Class A	$923,331,742		$37,892,828
Class C	$175,043,192		$9,029,877
Class I	$107,307,923		$—
Class Y	$46,213,788		$—
Class Z	$1,442,342,143		$207,843,534

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	52,268,830		2,475,171
Class C	12,367,229		666,440
Class I	5,963,673		—
Class Y	2,438,705		—
Class Z	76,362,769		13,001,576

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$17.67		$15.31
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$18.64		$16.16
Class C — Net Asset Value Per Share Class C	$14.15		$13.55
Class I — Net Asset Value Per Share Class I	$17.99		$—
Class Y — Net Asset Value Per Share Class Y	$18.95		$—
Class Z — Net Asset Value Per Share Class Z	$18.89		$15.99

See Notes to Financial Statements.

(a)	At October 31, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,085,136,250, amounted to $787,912,842 which consisted of aggregate gross unrealized appreciation of $952,646,491 and aggregate gross unrealized depreciation of $164,733,649.
(b)	At October 31, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $161,400,024, amounted to $2,977,605 which consisted of aggregate gross unrealized appreciation of $42,505,297 and aggregate gross unrealized depreciation of $39,527,692.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2023 (Continued)

	Alger Emerging		Alger Responsible
	Markets Fund		Investing Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$19,028,196		$72,523,478
Cash and cash equivalents	664,337		1,899,945
Foreign cash †	4,222		—
Receivable for investment securities sold	—		365,598
Receivable for shares of beneficial interest sold	—		75,031
Dividends and interest receivable	1,988		42,146
Foreign capital gain tax receivable	23,146		—
Receivable from Investment Manager	13,661		—
Prepaid expenses	87,279		48,530
Total Assets	19,822,829		74,954,728

LIABILITIES:
Payable for investment securities purchased	294,198		185,129
Payable for shares of beneficial interest redeemed	21,688		11,271
Foreign capital gain tax payable	1,950		—
Due to investment adviser	—		54
Accrued investment advisory fees	13,421		47,134
Accrued distribution fees	1,997		11,620
Accrued shareholder administrative fees	204		906
Accrued administrative fees	492		1,826
Accrued professional fees	38,902		27,031
Accrued printing fees	6,207		3,340
Accrued fund accounting fees	6,152		10,580
Accrued transfer agent fees	4,768		15,878
Accrued custodian fees	4,430		1,375
Accrued trustee fees	154		285
Accrued other expenses	8,791		4,208
Total Liabilities	403,354		320,637
NET ASSETS	$19,419,475		$74,634,091

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	33,388,651		29,660,505
Distributable earnings (Distributions in excess of earnings)	(13,969,176)		44,973,586
NET ASSETS	$19,419,475		$74,634,091
* Identified cost	$18,280,086	(a)	$29,651,386	(b)
† Cost of foreign cash	$4,257		$—

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2023 (Continued)

	Alger Emerging	Alger Responsible
	Markets Fund	Investing Fund

NET ASSETS BY CLASS:
Class A	$3,154,220	$39,957,299
Class C	$1,145,321	$1,867,806
Class I	$1,047,947	$4,464,217
Class Z	$14,071,987	$28,344,769

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	352,770	2,960,226
Class C	137,686	165,168
Class I	118,211	331,601
Class Z	1,545,249	2,028,065

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$8.94	$13.50
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$9.44	$14.25
Class C — Net Asset Value Per Share Class C	$8.32	$11.31
Class I — Net Asset Value Per Share Class I	$8.87	$13.46
Class Z — Net Asset Value Per Share Class Z	$9.11	$13.98

See Notes to Financial Statements.

(a)	At October 31, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $18,487,918, amounted to $540,278 which consisted of aggregate gross unrealized appreciation of $2,307,420 and aggregate gross unrealized depreciation of $1,767,142.
(b)	At October 31, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $29,716,047, amounted to $42,807,431 which consisted of aggregate gross unrealized appreciation of $43,936,092 and aggregate gross unrealized depreciation of $1,128,661.

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2023

		Alger Dynamic
	Alger Spectra Fund	Opportunities Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$20,485,968	$1,249,640
Interest	203,854	2,401,239
Borrowing income on short sales - Note 2(f)	—	1,668,424
Total Income	20,689,822	5,319,303

EXPENSES:
Investment advisory fees — Note 3(a)	25,446,510	4,764,674
Distribution fees — Note 3(c)
Class A	2,341,123	134,173
Class C	2,058,464	113,795
Class I	327,172	—
Shareholder administrative fees — Note 3(f)	373,536	43,934
Administration fees — Note 3(b)	823,039	109,191
Borrowing fees on short sales - Note 2(f)	3,674,281	—
Dividends on securities sold short - Note 2(f)	2,746,995	1,427,208
Transfer agent fees — Note 3(f)	1,377,769	99,175
Fund accounting fees	430,830	97,318
Printing fees	255,209	50,954
Registration fees	189,870	81,957
Professional fees	186,180	69,132
Trustee fees — Note 3(g)	155,444	22,908
Custodian fees	112,573	43,511
Interest expenses	11,383	1,038
Other expenses	464,132	76,918
Total Expenses	40,974,510	7,135,886
Less, expense reimbursements/waivers — Note 3(a)	(258,643)	—
Net Expenses	40,715,867	7,135,886
NET INVESTMENT LOSS	(20,026,045)	(1,816,583)

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2023 (Continued)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, CONTRACTS FOR DIFFERENCE AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments and purchased options	(28,047,082)	(23,455,187)
Net realized (loss) on foreign currency transactions	(35,895)	(32,523)
Net realized gain on short sales	15,323,069	40,720,561
Net realized (loss) on OTC contracts for difference	—	(3,850,414)
Net realized gain on written options	—	350,570
Net change in unrealized appreciation on unaffiliated investments and purchased options	460,905,128	13,705,673
Net change in unrealized (depreciation) on affiliated investments	(1,670,979)	(206,547)
Net change in unrealized appreciation on foreign currency	20,856	2,316
Net change in unrealized (depreciation) on short sales	(25,333,057)	(41,184,037)
Net change in unrealized appreciation on OTC contracts for difference	—	984,129
Net change in unrealized appreciation on written options	—	61,834
Net realized and unrealized gain (loss) on investments, options, contracts for difference and foreign currency	421,162,040	(12,903,625)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$401,135,995	$(14,720,208)
* Foreign withholding taxes	$268,994	$29,346

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2023 (Continued)

	Alger Emerging	Alger Responsible
	Markets Fund	Investing Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$335,518	$668,315
Interest	20,909	47,405
Total Income	356,427	715,720

EXPENSES:
Investment advisory fees — Note 3(a)	182,199	509,912
Distribution fees — Note 3(c)
Class A	8,678	95,730
Class C	13,818	24,342
Class I	3,265	12,041
Shareholder administrative fees — Note 3(f)	2,745	9,829
Administration fees — Note 3(b)	6,681	19,750
Fund accounting fees	58,219	62,723
Registration fees	52,620	49,445
Professional fees	48,609	41,067
Custodian fees	33,355	7,611
Transfer agent fees — Note 3(f)	11,764	41,183
Printing fees	9,347	4,310
Interest expenses	3,403	741
Trustee fees — Note 3(g)	1,322	3,594
Other expenses	16,332	12,011
Total Expenses	452,357	894,289
Less, expense reimbursements/waivers — Note 3(a)	(163,745)	(14,461)
Net Expenses	288,612	879,828
NET INVESTMENT INCOME (LOSS)	67,815	(164,108)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	(3,787,771)	2,609,816
Net realized (loss) on forward foreign currency contracts	(1,862)	—
Net realized (loss) on foreign currency transactions	(46,863)	—
Net change in unrealized appreciation on unaffiliated investments	5,726,761**	8,705,822
Net change in unrealized (depreciation) on foreign currency	(287)	—
Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency	1,889,978	11,315,638
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,957,793	$11,151,530
* Foreign withholding taxes	$33,087	$4,062

See Notes to Financial Statements.

** Includes net change in unrealized depreciation of foreign capital gains taxes of $25,534.

THE ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022

Net investment loss	$(20,026,045)	$(37,446,130)
Net realized gain (loss) on investments and foreign currency	(12,759,908)	47,385,420
Net change in unrealized appreciation (depreciation) on investments and foreign currency	433,921,948	(3,177,317,325)
Net increase (decrease) in net assets resulting from operations	401,135,995	(3,167,378,035)

Dividends and distributions to shareholders:
Class A	(22,708,610)	(471,605,982)
Class C	(6,836,181)	(166,546,263)
Class I	(3,528,271)	(135,403,187)
Class Y	(3,105,455)	(57,225,985)
Class Z	(40,261,675)	(1,290,263,098)
Total dividends and distributions to shareholders	(76,440,192)	(2,121,044,515)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(134,937,359)	175,096,409
Class C	(88,331,735)	(24,940,706)
Class I	(63,504,225)	55,874,506
Class Y	(114,698,897)	47,305,965
Class Z	(716,897,345)	(472,518,698)
Net decrease from shares of beneficial interest transactions — Note 6	(1,118,369,561)	(219,182,524)
Total decrease	(793,673,758)	(5,507,605,074)

Net Assets:
Beginning of period	3,487,912,546	8,995,517,620
END OF PERIOD	$2,694,238,788	$3,487,912,546
See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Dynamic Opportunities Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022

Net investment loss	$(1,816,583)	$(8,273,537)
Net realized gain (loss) on investments, options, OTC contracts for difference and foreign currency	13,733,007	(87,023,391)
Net change in unrealized depreciation on investments, options, contracts for difference and foreign currency	(26,636,632)	(119,596,493)
Net decrease in net assets resulting from operations	(14,720,208)	(214,893,421)

Dividends and distributions to shareholders:
Class A	—	(5,086,108)
Class C	—	(1,020,513)
Class Z	—	(40,837,532)
Total dividends and distributions to shareholders	—	(46,944,153)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(19,746,965)	(15,205,189)
Class C	(2,813,306)	(168,980)
Class Z	(183,868,711)	(220,941,812)
Net decrease from shares of beneficial interest transactions — Note 6	(206,428,982)	(236,315,981)
Total decrease	(221,149,190)	(498,153,555)

Net Assets:
Beginning of period	475,915,429	974,068,984
END OF PERIOD	$254,766,239	$475,915,429

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Emerging Markets Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022

Net investment income	$67,815	$36,230
Net realized loss on investments, forward foreign currency contracts and foreign currency	(3,836,496)	(10,481,588)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	5,726,474	(9,773,753)
Net increase (decrease) in net assets resulting from operations	1,957,793	(20,219,111)

Dividends and distributions to shareholders:
Class A	—	(134,010)
Class C	—	(60,086)
Class I	—	(42,908)
Class Z	—	(900,578)
Total dividends and distributions to shareholders	—	(1,137,582)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(430,964)	(260,238)
Class C	(310,806)	(488,852)
Class I	(597,843)	759,640
Class Z	(7,679,364)	1,155,063
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(9,018,977)	1,165,613
Total decrease	(7,061,184)	(20,191,080)

Net Assets:
Beginning of period	26,480,659	46,671,739
END OF PERIOD	$19,419,475	$26,480,659

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Responsible Investing Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022

Net investment loss	$(164,108)	$(340,790)
Net realized gain on investments	2,609,816	510,406
Net change in unrealized appreciation (depreciation) on investments	8,705,822	(28,786,806)
Net increase (decrease) in net assets resulting from operations	11,151,530	(28,617,190)

Dividends and distributions to shareholders:
Class A	(273,275)	(3,978,674)
Class C	(23,274)	(448,156)
Class I	(35,409)	(533,434)
Class Z	(177,792)	(2,792,226)
Total dividends and distributions to shareholders	(509,750)	(7,752,490)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(961,562)	2,524,957
Class C	(1,225,664)	(654,482)
Class I	(836,204)	141,499
Class Z	1,530,936	120,910
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(1,492,494)	2,132,884
Total increase (decrease)	9,149,286	(34,236,796)

Net Assets:
Beginning of period	65,484,805	99,721,601
END OF PERIOD	$74,634,091	$65,484,805

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund					Class A
	Year ended 10/31/2023		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019
Net asset value, beginning of period	$15.83		$35.36		$28.24		$22.51		$21.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.14)		(0.17)		(0.31)		(0.16)		(0.07)
Net realized and unrealized gain (loss) on investments	2.37		(10.93)		10.14		7.51		2.84
Total from investment operations	2.23		(11.10)		9.83		7.35		2.77
Distributions from net realized gains	(0.39)		(8.43)		(2.71)		(1.62)		(2.20)
Net asset value, end of period	$17.67		$15.83		$35.36		$28.24		$22.51
Total return(ii)	14.56%		(39.87)%		36.80%		34.65%		14.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$923,332		$957,092		$1,985,099		$1,568,743		$1,222,285
Ratio of gross expenses to average net assets	1.50	%(iii)	1.51	%(iv)	1.39	%(v)	1.40	%(vi)	1.31	%(vii)
Ratio of net expenses to average net assets	1.50%		1.51%		1.39%		1.40%		1.31%
Ratio of net investment loss to average net assets	(0.83)%		(0.82)%		(0.98)%		(0.66)%		(0.35)%
Portfolio turnover rate	59.63%		216.84%		108.48%		71.81%		86.54%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/23.
(iv)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(v)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vi)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vii)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund	Class C
	Year ended 10/31/2023		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019
Net asset value, beginning of period	$12.86		$30.60		$24.94		$20.20		$20.06
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.22)		(0.27)		(0.47)		(0.30)		(0.21)
Net realized and unrealized gain (loss) on investments	1.90		(9.04)		8.84		6.66		2.55
Total from investment operations	1.68		(9.31)		8.37		6.36		2.34
Distributions from net realized gains	(0.39)		(8.43)		(2.71)		(1.62)		(2.20)
Net asset value, end of period	$14.15		$12.86		$30.60		$24.94		$20.20
Total return(ii)	13.61%		(40.30)%		35.79%		33.60%		13.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$175,043		$243,462		$656,004		$651,194		$681,792
Ratio of gross expenses to average net assets	2.29	%(iii)	2.27	%(iv)	2.16	%(v)	2.15	%(vi)	2.07	%(vii)
Ratio of net expenses to average net assets	2.29%		2.27%		2.16%		2.15%		2.07%
Ratio of net investment loss to average net assets	(1.60)%		(1.59)%		(1.73)%		(1.39)%		(1.10)%
Portfolio turnover rate	59.63%		216.84%		108.48%		71.81%		86.54%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 0.21% related to dividend expense on short positions and interest expense for the period ended 10/31/23.
(iv)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(v)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vi)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vii)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund	Class I
	Year ended 10/31/2023		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019
Net asset value, beginning of period	$16.11		$35.83		$28.59		$22.77		$22.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.14)		(0.17)		(0.30)		(0.15)		(0.07)
Net realized and unrealized gain (loss) on investments	2.41		(11.12)		10.25		7.59		2.88
Total from investment operations	2.27		(11.29)		9.95		7.44		2.81
Distributions from net realized gains	(0.39)		(8.43)		(2.71)		(1.62)		(2.20)
Net asset value, end of period	$17.99		$16.11		$35.83		$28.59		$22.77
Total return(ii)	14.55%		(39.84)%		36.82%		34.61%		14.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$107,308		$156,048		$378,367		$422,807		$656,990
Ratio of gross expenses to average net assets	1.50	%(iii)	1.49	%(iv)	1.40	%(v)	1.39	%(vi)	1.30	%(vii)
Ratio of net expenses to average net assets	1.50%		1.49%		1.40%		1.39%		1.30%
Ratio of net investment loss to average net assets	(0.80)%		(0.83)%		(0.96)%		(0.61)%		(0.33)%
Portfolio turnover rate	59.63%		216.84%		108.48%		71.81%		86.54%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 0.21% related to dividend expense on short positions and interest expense for the period ended 10/31/23.
(iv)	Includes 0.33% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(v)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vi)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vii)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund	Class Y
	Year ended 10/31/2023		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		From 12/3/2018 (commencement of operations) to 10/31/2019(i)
Net asset value, beginning of period	$16.88		$36.99		$29.36		$23.26		$23.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)		(0.09)		(0.23)		(0.11)		(0.03)
Net realized and unrealized gain (loss) on investments	2.51		(11.59)		10.57		7.83		2.20
Total from investment operations	2.46		(11.68)		10.34		7.72		2.17
Distributions from net realized gains	(0.39)		(8.43)		(2.71)		(1.62)		(2.20)
Net asset value, end of period	$18.95		$16.88		$36.99		$29.36		$23.26
Total return(iii)	15.02%		(39.60)%		37.21%		35.11%		11.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$46,214		$144,286		$252,167		$121,397		$43,750
Ratio of gross expenses to average net assets	1.18	%(iv)	1.20	%(v)	1.09	%(vi)	1.09	%(vii)	1.03	%(viii)
Ratio of expense reimbursements to average net assets	(0.12)%		(0.07)%		—		(0.04)%		(0.09)%
Ratio of net expenses to average net assets	1.06%		1.13%		1.09%		1.05%		0.94%
Ratio of net investment loss to average net assets	(0.31)%		(0.43)%		(0.70)%		(0.40)%		(0.14)%
Portfolio turnover rate	59.63%		216.84%		108.48%		71.81%		86.54%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Includes 0.21% related to dividend expense on short positions and interest expense for the period ended 10/31/23.
(v)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(vi)	Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vii)	Includes 0.26% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(viii)	Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund	Class Z
	Year ended 10/31/2023		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019
Net asset value, beginning of period	$16.84		$36.95		$29.32		$23.24		$22.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)		(0.12)		(0.22)		(0.09)		(0.01)
Net realized and unrealized gain (loss) on investments	2.52		(11.56)		10.56		7.79		2.94
Total from investment operations	2.44		(11.68)		10.34		7.70		2.93
Distributions from net realized gains	(0.39)		(8.43)		(2.71)		(1.62)		(2.20)
Net asset value, end of period	$18.89		$16.84		$36.95		$29.32		$23.24
Total return(ii)	14.94%		(39.65)%		37.22%		35.10%		15.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,442,342		$1,987,024		$5,723,880		$4,376,561		$3,482,596
Ratio of gross expenses to average net assets	1.17	%(iii)	1.19	%(iv)	1.09	%(v)	1.09	%(vi)	0.99	%(vii)
Ratio of expense reimbursements to average net assets	(0.01)%		—		—		—		—
Ratio of net expenses to average net assets	1.16%		1.19%		1.09%		1.09%		0.99%
Ratio of net investment loss to average net assets	(0.47)%		(0.53)%		(0.67)%		(0.35)%		(0.03)%
Portfolio turnover rate	59.63%		216.84%		108.48%		71.81%		86.54%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 0.21% related to dividend expense on short positions and interest expense for the period ended 10/31/23.
(iv)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(v)	Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vi)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vii)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund	Class A
	Year ended 10/31/2023		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019
Net asset value, beginning of period	$16.19		$22.29		$18.32		$13.91		$13.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.11)		(0.25)		(0.36)		(0.22)		(0.16)
Net realized and unrealized gain (loss) on investments	(0.77)		(4.77)		5.28		5.15		0.58
Total from investment operations	(0.88)		(5.02)		4.92		4.93		0.42
Distributions from net realized gains	—		(1.08)		(0.95)		(0.52)		(0.24)
Net asset value, end of period	$15.31		$16.19		$22.29		$18.32		$13.91
Total return(ii)	(5.44)%		(23.17)%		27.82%		36.67%		3.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$37,893		$60,116		$103,684		$60,793		$32,011
Ratio of gross expenses to average net assets	2.05	%(iii)	2.77	%(iv)	2.52	%(v)	2.81	%(vi)	2.49	%(vii)
Ratio of expense reimbursements to average net assets	—		(0.77)%		(0.52)%		(0.80)%		(0.32)%
Ratio of net expenses to average net assets	2.05%		2.00%		2.00%		2.01%		2.17%
Ratio of net investment loss to average net assets	(0.69)%		(1.45)%		(1.77)%		(1.41)%		(1.12)%
Portfolio turnover rate	350.56%		334.12%		161.76%		249.71%		264.04%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 0.36% related to dividend expense on short positions and excludes (0.44%) related to interest income on short positions.
(iv)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(v)	Includes 0.89% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vi)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vii)	Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund	Class C
	Year ended 10/31/2023		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019
Net asset value, beginning of period	$14.44		$20.15		$16.77		$12.87		$12.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.21)		(0.34)		(0.47)		(0.30)		(0.25)
Net realized and unrealized gain (loss) on investments	(0.68)		(4.29)		4.80		4.72		0.55
Total from investment operations	(0.89)		(4.63)		4.33		4.42		0.30
Distributions from net realized gains	—		(1.08)		(0.95)		(0.52)		(0.24)
Net asset value, end of period	$13.55		$14.44		$20.15		$16.77		$12.87
Total return(ii)	(6.16)%		(23.73)%		26.83%		35.64%		2.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,030		$12,462		$17,998		$10,472		$7,071
Ratio of gross expenses to average net assets	2.82	%(iii)	3.53	%(iv)	3.27	%(v)	3.55	%(vi)	3.25	%(vii)
Ratio of expense reimbursements to average net assets	—		(0.78)%		(0.52)%		(0.80)%		(0.32)%
Ratio of net expenses to average net assets	2.82%		2.75%		2.75%		2.75%		2.93%
Ratio of net investment loss to average net assets	(1.45)%		(2.20)%		(2.52)%		(2.07)%		(1.88)%
Portfolio turnover rate	350.56%		334.12%		161.76%		249.71%		264.04%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 0.36% related to dividend expense on short positions and excludes (0.44%) related to interest income on short positions.
(iv)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(v)	Includes 0.89% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vi)	Includes 1.07% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vii)	Includes 0.60% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund	Class Z
	Year ended 10/31/2023		Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019
Net asset value, beginning of period	$16.85		$23.09		$18.91		$14.30		$14.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)		(0.22)		(0.33)		(0.22)		(0.12)
Net realized and unrealized gain (loss) on investments	(0.79)		(4.94)		5.46		5.35		0.59
Total from investment operations	(0.86)		(5.16)		5.13		5.13		0.47
Distributions from net realized gains	—		(1.08)		(0.95)		(0.52)		(0.24)
Net asset value, end of period	$15.99		$16.85		$23.09		$18.91		$14.30
Total return(ii)	(5.16)%		(22.97)%		28.07%		37.08%		3.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$207,844		$403,338		$852,387		$352,396		$85,184
Ratio of gross expenses to average net assets	1.73	%(iii)	2.45	%(iv)	2.20	%(v)	2.47	%(vi)	2.15	%(vii)
Ratio of expense reimbursements to average net assets	—		(0.70)%		(0.45)%		(0.70)%		(0.29)%
Ratio of net expenses to average net assets	1.73%		1.75%		1.75%		1.77%		1.86%
Ratio of net investment loss to average net assets	(0.39)%		(1.22)%		(1.52)%		(1.30)%		(0.82)%
Portfolio turnover rate	350.56%		334.12%		161.76%		249.71%		264.04%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 0.36% related to dividend expense on short positions and excludes (0.42%) related to interest income on short positions.
(iv)	Includes 1.11% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(v)	Includes 0.88% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vi)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vii)	Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund	Class A
	Year ended 10/31/2023	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$8.41	$14.13	$11.71	$9.80	$8.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.01)	(0.03)	(0.09)	(0.06)	0.03
Net realized and unrealized gain (loss) on investments	0.54	(5.42)	2.51	2.45	1.18
Total from investment operations	0.53	(5.45)	2.42	2.39	1.21
Dividends from net investment income	—	— (ii)	—	(0.48)	(0.18)
Distributions from net realized gains	—	(0.27)	—	—	—
Net asset value, end of period	$8.94	$8.41	$14.13	$11.71	$9.80
Total return(iii)	6.30%	(39.27)%	20.67%	25.15%	14.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,154	$3,375	$6,331	$3,320	$3,942
Ratio of gross expenses to average net assets	2.11%	1.80%	1.65%	2.25%	2.22%
Ratio of expense reimbursements to average net assets	(0.54)%	(0.25)%	(0.10)%	(0.72)%	(0.69)%
Ratio of net expenses to average net assets	1.57%	1.55%	1.55%	1.53%	1.53%
Ratio of net investment income (loss) to average net assets	(0.11)%	(0.30)%	(0.60)%	(0.61)%	0.35%
Portfolio turnover rate	109.60%	112.35%	83.30%	184.74%	80.33%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund	Class C
	Year ended 10/31/2023	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$7.89	$13.36	$11.16	$9.35	$8.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.11)	(0.18)	(0.13)	(0.03)
Net realized and unrealized gain (loss) on investments	0.50	(5.09)	2.38	2.33	1.13
Total from investment operations	0.43	(5.20)	2.20	2.20	1.10
Dividends from net investment income	—	—	—	(0.39)	(0.11)
Distributions from net realized gains	—	(0.27)	—	—	—
Net asset value, end of period	$8.32	$7.89	$13.36	$11.16	$9.35
Total return(ii)	5.45%	(39.68)%	19.71%	24.19%	13.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,145	$1,369	$3,016	$2,658	$2,782
Ratio of gross expenses to average net assets	2.90%	2.57%	2.45%	3.02%	2.98%
Ratio of expense reimbursements to average net assets	(0.58)%	(0.27)%	(0.15)%	(0.72)%	(0.70)%
Ratio of net expenses to average net assets	2.32%	2.30%	2.30%	2.30%	2.28%
Ratio of net investment loss to average net assets	(0.86)%	(1.05)%	(1.35)%	(1.36)%	(0.35)%
Portfolio turnover rate	109.60%	112.35%	83.30%	184.74%	80.33%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund	Class I
	Year ended 10/31/2023	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$8.33	$14.00	$11.59	$9.73	$8.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	— (ii)	(0.02)	(0.07)	(0.05)	0.02
Net realized and unrealized gain (loss) on investments	0.54	(5.37)	2.48	2.42	1.19
Total from investment operations	0.54	(5.39)	2.41	2.37	1.21
Dividends from net investment income	—	(0.01)	—	(0.51)	(0.20)
Distributions from net realized gains	—	(0.27)	—	—	—
Net asset value, end of period	$8.87	$8.33	$14.00	$11.59	$9.73
Total return(iii)	6.48%	(39.22)%	20.79%	25.19%	14.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,048	$1,538	$1,968	$2,617	$2,636
Ratio of gross expenses to average net assets	2.05%	1.77%	1.66%	2.14%	2.07%
Ratio of expense reimbursements to average net assets	(0.58)%	(0.32)%	(0.22)%	(0.69)%	(0.65)%
Ratio of net expenses to average net assets	1.47%	1.45%	1.44%	1.45%	1.42%
Ratio of net investment income (loss) to average net assets	(0.01)%	(0.14)%	(0.53)%	(0.52)%	0.17%
Portfolio turnover rate	109.60%	112.35%	83.30%	184.74%	80.33%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund	Class Z
	Year ended 10/31/2023	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$8.52	$14.29	$11.78	$9.87	$8.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.04	0.03	(0.01)	(0.01)	0.09
Net realized and unrealized gain (loss) on investments	0.55	(5.47)	2.52	2.46	1.18
Total from investment operations	0.59	(5.44)	2.51	2.45	1.27
Dividends from net investment income	—	(0.06)	—	(0.54)	(0.25)
Distributions from net realized gains	—	(0.27)	—	—	—
Net asset value, end of period	$9.11	$8.52	$14.29	$11.78	$9.87
Total return(ii)	6.92%	(38.93)%	21.31%	25.76%	14.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,072	$20,200	$35,357	$13,028	$14,090
Ratio of gross expenses to average net assets	1.72%	1.44%	1.34%	1.89%	1.85%
Ratio of expense reimbursements to average net assets	(0.71)%	(0.45)%	(0.35)%	(0.90)%	(0.90)%
Ratio of net expenses to average net assets	1.01%	0.99%	0.99%	0.99%	0.95%
Ratio of net investment income (loss) to average net assets	0.46%	0.26%	(0.05)%	(0.06)%	0.95%
Portfolio turnover rate	109.60%	112.35%	83.30%	184.74%	80.33%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund	Class A
	Year ended 10/31/2023	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$11.55	$17.71	$13.60	$11.38	$10.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.04)	(0.07)	(0.08)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	2.08	(4.71)	5.23	3.13	1.43
Total from investment operations	2.04	(4.78)	5.15	3.08	1.42
Distributions from net realized gains	(0.09)	(1.38)	(1.04)	(0.86)	(0.64)
Net asset value, end of period	$13.50	$11.55	$17.71	$13.60	$11.38
Total return(ii)	17.80%	(29.27)%	39.80%	28.64%	14.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$39,957	$35,237	$51,634	$38,192	$29,932
Ratio of gross expenses to average net assets	1.34%	1.36%	1.27%	1.36%	1.40%
Ratio of expense reimbursements to average net assets	—	—	—	(0.02)%	(0.05)%
Ratio of net expenses to average net assets	1.34%	1.36%	1.27%	1.34%	1.35%
Ratio of net investment loss to average net assets	(0.34)%	(0.53)%	(0.52)%	(0.43)%	(0.12)%
Portfolio turnover rate	7.98%	14.55%	11.07%	11.73%	14.64%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund	Class C
	Year ended 10/31/2023	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$9.76	$15.30	$11.95	$10.18	$9.62
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.15)	(0.17)	(0.13)	(0.09)
Net realized and unrealized gain (loss) on investments	1.76	(4.01)	4.56	2.76	1.29
Total from investment operations	1.64	(4.16)	4.39	2.63	1.20
Distributions from net realized gains	(0.09)	(1.38)	(1.04)	(0.86)	(0.64)
Net asset value, end of period	$11.31	$9.76	$15.30	$11.95	$10.18
Total return(ii)	16.96%	(29.87)%	38.87%	27.53%	13.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,868	$2,709	$5,150	$5,368	$5,369
Ratio of gross expenses to average net assets	2.12%	2.09%	2.03%	2.11%	2.16%
Ratio of net expenses to average net assets	2.12%	2.09%	2.03%	2.11%	2.16%
Ratio of net investment loss to average net assets	(1.11)%	(1.27)%	(1.27)%	(1.19)%	(0.92)%
Portfolio turnover rate	7.98%	14.55%	11.07%	11.73%	14.64%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund	Class I
	Year ended 10/31/2023	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$11.52	$17.67	$13.57	$11.36	$10.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.04)	(0.07)	(0.08)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on
investments	2.07	(4.70)	5.22	3.12	1.43
Total from investment operations	2.03	(4.77)	5.14	3.07	1.42
Distributions from net realized gains	(0.09)	(1.38)	(1.04)	(0.86)	(0.64)
Net asset value, end of period	$13.46	$11.52	$17.67	$13.57	$11.36
Total return(ii)	17.76%	(29.28)%	39.82%	28.60%	14.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,464	$4,538	$6,884	$8,131	$10,213
Ratio of gross expenses to average net assets	1.35%	1.35%	1.28%	1.35%	1.39%
Ratio of expense reimbursements to average net assets	—	—	—	—	(0.02)%
Ratio of net expenses to average net assets	1.35%	1.35%	1.28%	1.35%	1.37%
Ratio of net investment loss to average net assets	(0.35)%	(0.53)%	(0.52)%	(0.42)%	(0.12)%
Portfolio turnover rate	7.98%	14.55%	11.07%	11.73%	14.64%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund	Class Z
	Year ended 10/31/2023	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$11.91	$18.16	$13.87	$11.55	$10.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.01	(0.02)	(0.03)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	2.15	(4.85)	5.36	3.19	1.46
Total from investment operations	2.16	(4.87)	5.33	3.18	1.49
Distributions from net realized gains	(0.09)	(1.38)	(1.04)	(0.86)	(0.64)
Net asset value, end of period	$13.98	$11.91	$18.16	$13.87	$11.55
Total return(ii)	18.28%	(29.02)%	40.35%	29.11%	15.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$28,345	$23,001	$36,053	$22,646	$15,755
Ratio of gross expenses to average net assets	1.01%	1.02%	0.96%	1.04%	1.12%
Ratio of expense reimbursements to average net assets	(0.06)%	(0.07)%	(0.02)%	(0.09)%	(0.18)%
Ratio of net expenses to average net assets	0.95%	0.95%	0.94%	0.95%	0.94%
Ratio of net investment income (loss) to average net assets	0.04%	(0.13)%	(0.20)%	(0.05)%	0.29%
Portfolio turnover rate	7.98%	14.55%	11.07%	11.73%	14.64%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds II (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series – Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, Y and Z. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I shares, Class Z shares and Class Y shares are generally sold to institutional investors and are sold without an initial or deferred sales charge and Class Z shares and Class Y shares are generally subject to a minimum initial investment of $500,000. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

On May 23, 2023, the Board of Trustees of the Trust (the “Board”) approved the transition of the Funds’ custodian and administrator from Brown Brothers Harriman & Company (the “Custodian”) to The Bank of New York Mellon. This change is anticipated to become effective in early 2024.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Funds to assist in performing the duties and responsibilities of the Valuation Designee.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Funds. The Valuation Designee regularly reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on an as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are generally valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Contracts for difference (“CFDs”) are privately negotiated in the over-the-counter market (“OTC CFDs”). OTC CFDs are valued at the last reported sale or official closing price on the primary market or exchange of the underlying asset or liability. In the absence of quoted sales, such securities are generally valued at the bid price, or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the NYSE is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

A Fund pledges securities and/or other assets, which may include cash collateral from borrowing a security, to the broker-dealer as collateral. Proceeds received from short sales may be maintained by the broker-dealer as collateral or may be released to a Fund to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in Collateral held for short sales on the Statements of Assets and Liabilities. The net cost or income of selling securities short includes dividends paid on securities sold short, interest expense associated with borrowing securities, and interest income earned on collateral held by the broker-dealer. The net cost or income of selling securities short is disclosed on the Statements of Operations.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Contracts for difference: Each Fund may engage in OTC CFDs. OTC CFDs are derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as an equity security, or the value of an index. With a short OTC CFD, a Fund is seeking to profit from falls in the market price of an asset. Changes in the fair value of OTC CFDs are recorded as unrealized gains and losses on the Statements of Assets and Liabilities. A Fund generally records a realized gain or loss on the expiration, termination or settlement of an OTC CFD.

(h) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may also purchase put and call options. Such Funds pay a premium which is included in each Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(i) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

(j) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2019-2022. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(k) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(l) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2023, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Spectra Fund(a)	0.90%	0.75%	0.65%	0.55%	0.45%	0.85%
Alger Dynamic Opportunities Fund(b)	1.20	1.00	—	—	—	1.20
Alger Emerging Markets Fund(c)	0.75	—	—	—	—	0.75
Alger Responsible Investing Fund(b)	0.71	0.65	—	—	—	0.71

(a)	Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $4 billion, Tier 3 rate is paid on assets between $4 billion and $6 billion, Tier 4 rate is paid on assets between $6 billion and $8 billion, and Tier 5 rate is paid on assets in excess of $8 billion.
(b)	Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
(c)	Tier 1 rate is paid on all assets.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

The sub-adviser to the Alger Dynamic Opportunities Fund, Weatherbie Capital, LLC (“Weatherbie”), an affiliate of Alger Management, is paid a fee from the advisory fee that Alger Management receives at no additional cost to the Alger Dynamic Opportunities Fund. The sub-advisory fee is equal to 70% of the net management fee paid by the Alger Dynamic Opportunities Fund to Alger Management with respect to the sub-advised assets. For the year ended October 31, 2023, Alger Management paid a sub-advisory fee of $1,797,520 to Weatherbie.

Alger Management has contractually agreed to waive and/or reimburse Fund expenses (excluding advisory fees, custody fees, for all Funds other than Alger Emerging Markets Fund, acquired fund fees and expenses, interest, taxes, brokerage and extraordinary expenses, and dividend expense and net borrowing cost or income on short sales, for all Funds other than Alger Spectra Fund and Alger Dynamic Opportunities Fund, to the extent applicable) through February 28, 2025 to the extent necessary to limit other expenses and any other applicable share class-specific expenses to the rates, based on average daily net assets, as listed in the table below.

Prior to April 1, 2023, Alger Management had contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage and extraordinary expenses, and for all Funds other than Alger Dynamic Opportunities Fund, dividend expense and net borrowing costs or income, on short sales, if applicable) for certain Funds in order for the total annual fund operating expenses to not exceed certain rates, based on average net assets.

	CLASS										FEES WAIVED / REIMBURSED FOR THE YEAR ENDED
											OCTOBER 31,
	A		C		I		Y		Z		2023
Alger Spectra Fund	—		—		—		0.28	%(a)	0.34	%(a)	$258,643
Alger Dynamic Opportunities Fund	0.80	%(b)	1.55	%(b)	—		—		0.55	(b)	—
Alger Emerging Markets Fund	0.80	(c)	1.55	(c)	0.70	%(c)	—		0.24	(c)	163,745
Alger Responsible Investing Fund	—		—		—		—		0.24	(d)	14,461

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

(a)	Prior to April 1, 2023, total annual fund operating expenses for Alger Spectra Fund, Class Y and Z shares, could not exceed 0.79% and 0.99%, respectively.
(b)	Prior to April 1, 2023, total annual fund operating expenses for Alger Dynamic Opportunities Fund, Class A, C and Z shares, could not exceed 2.00%, 2.75% and 1.75%, respectively.
(c)	Prior to April 1, 2023, total annual fund operating expenses for Alger Emerging Markets Fund, Class A, C, I and Z shares, could not exceed 1.55%, 2.30%, 1.45% and 0.99%, respectively.
(d)	Prior to April 1, 2023, total annual fund operating expenses for Alger Responsible Investing Fund, Class Z shares, could not exceed 0.95%.

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to the Investment Manager if such repayment does not cause a Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the year ended October 31, 2023, there were no recoupments made to the Investment Manager.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees: The Trust has adopted distribution plans for Class A, Class C and Class I shares of the Funds pursuant to which Class A, Class C and Class I shares of each Fund pay Fred Alger & Company, LLC, the Funds’ distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”), a fee at the annual rate listed below, as a percentage of the respective average daily net assets of the share class of the designated Fund, to compensate Alger LLC for its activities and expenses incurred in distributing and/ or administering the share class and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

SHARE CLASS	FEE RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2023, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Spectra Fund	$14,526
Alger Dynamic Opportunities Fund	687
Alger Emerging Markets Fund	107
Alger Responsible Investing Fund	92

(e) Brokerage Commissions: During the year ended October 31, 2023, Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund paid Alger LLC, $330,280, $416,679, $1,203 and $3,287, respectively, in connection with securities transactions.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets for the Class I, Class Y and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2023, Alger Management charged back to Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund, $696,286, $34,121, $4,554 and $26,870, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or sub-advised by Weatherbie. For the year ended October 31, 2023, these purchases and sales were as follows:

	PURCHASES	SALES	REALIZED GAIN
Alger Dynamic Opportunities Fund	$669,786	$—	$—

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. As of October 31, 2023, Alger Mid Cap Focus Fund borrowed $1,918,006, including interest, from Alger Dynamic Opportunities Fund at a rate of 6.01%, which was payable November 1, 2023 and categorized as Level 2 within the fair value hierarchy.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended October 31, 2023, Alger Emerging Markets Fund and Alger Responsible Investing Fund incurred interfund loan interest expenses of $3,305 and $404, respectively, and Alger Spectra Fund and Alger Dynamic Opportunities Fund earned interfund loan interest income of $20,859 and $131,885 which is included as interest expenses and interest income in the accompanying Statements of Operations.

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At October 31, 2023, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Y	Z
Alger Spectra Fund	1,856,287	—	19,334	—	19,129
Alger Dynamic Opportunities Fund	108	—	—	—	2,141,081
Alger Responsible Investing Fund	—	—	—	—	231,211

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, short-term securities, purchased options, OTC CFDs, forward foreign currency contracts and short sales, for the year ended October 31, 2023:

	PURCHASES	SALES
Alger Spectra Fund	$1,909,900,907	$3,064,667,477
Alger Dynamic Opportunities Fund	1,229,343,024	1,383,167,444
Alger Emerging Markets Fund	25,824,376	34,165,311
Alger Responsible Investing Fund	5,658,228	8,341,734

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian, on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the year ended October 31, 2023, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Spectra Fund	$166,966	6.82%
Alger Dynamic Opportunities Fund	14,990	6.93
Alger Emerging Markets Fund	61,617	5.52
Alger Responsible Investing Fund	12,931	5.73

The highest amount borrowed from the Custodian and other funds in the Alger Fund Complex during the year ended October 31, 2023 by each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$8,812,969
Alger Dynamic Opportunities Fund	5,283,723
Alger Emerging Markets Fund	3,260,389
Alger Responsible Investing Fund	435,312

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. During the year ended October 31, 2023, and the year ended October 31, 2022, transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2023		OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	5,207,968	$86,984,325	8,935,481	$207,294,795
Shares converted from Class C	236,583	3,978,574	329,685	7,095,904
Dividends reinvested	1,331,629	19,867,911	16,030,882	393,077,226
Shares redeemed	(14,983,651)	(245,768,169)	(20,964,386)	(432,371,516)
Net increase (decrease)	(8,207,471)	$(134,937,359)	4,331,662	$175,096,409
Class C:
Shares sold	727,176	$9,731,074	1,239,496	$21,700,858
Shares converted to Class A	(293,713)	(3,978,574)	(399,997)	(7,095,904)
Dividends reinvested	546,229	6,576,600	7,877,758	158,027,827
Shares redeemed	(7,545,044)	(100,660,835)	(11,224,607)	(197,573,487)
Net decrease	(6,565,352)	$(88,331,735)	(2,507,350)	$(24,940,706)
Class I:
Shares sold	614,695	$10,591,233	6,913,785	$220,734,553
Dividends reinvested	222,869	3,387,604	5,281,257	131,820,186
Shares redeemed	(4,558,793)	(77,483,062)	(13,070,346)	(296,680,233)
Net increase (decrease)	(3,721,229)	$(63,504,225)	(875,304)	$55,874,506
Class Y:
Shares sold	1,044,272	$18,599,444	1,307,548	$27,292,813
Dividends reinvested	188,818	3,011,649	2,187,308	57,001,233
Shares redeemed	(7,343,350)	(136,309,990)	(1,762,674)	(36,988,081)
Net increase (decrease)	(6,110,260)	$(114,698,897)	1,732,182	$47,305,965
Class Z:
Shares sold	11,243,571	$199,648,620	25,350,752	$571,397,204
Dividends reinvested	2,278,316	36,248,015	44,283,179	1,152,248,325
Shares redeemed	(55,164,105)	(952,793,980)	(106,545,965)	(2,196,164,227)
Net decrease	(41,642,218)	$(716,897,345)	(36,912,034)	$(472,518,698)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2023		OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	303,864	$4,949,391	951,808	$17,503,809
Shares converted from Class C	2,112	34,236	1,411	23,371
Dividends reinvested	—	—	268,301	5,003,812
Shares redeemed	(1,544,548)	(24,730,592)	(2,159,765)	(37,736,181)
Net decrease	(1,238,572)	$(19,746,965)	(938,245)	$(15,205,189)
Class C:
Shares sold	41,924	$608,209	225,580	$3,707,548
Shares converted to Class A	(2,376)	(34,236)	(1,578)	(23,371)
Dividends reinvested	—	—	60,830	1,018,896
Shares redeemed	(236,227)	(3,387,279)	(314,797)	(4,872,053)
Net decrease	(196,679)	$(2,813,306)	(29,965)	$(168,980)
Class Z:
Shares sold	4,640,220	$78,762,529	10,212,905	$195,576,443
Dividends reinvested	—	—	2,060,832	39,918,317
Shares redeemed	(15,577,991)	(262,631,240)	(25,245,663)	(456,436,572)
Net decrease	(10,937,771)	$(183,868,711)	(12,971,926)	$(220,941,812)

Alger Emerging Markets Fund
Class A:
Shares sold	58,923	$545,736	137,961	$1,746,184
Shares converted from Class C	794	7,143	—	—
Dividends reinvested	—	—	9,895	130,721
Shares redeemed	(108,089)	(983,843)	(194,674)	(2,137,143)
Net decrease	(48,372)	$(430,964)	(46,818)	$(260,238)
Class C:
Shares sold	11,518	$99,533	8,522	$101,552
Shares converted to Class A	(851)	(7,143)	—	—
Dividends reinvested	—	—	4,772	59,457
Shares redeemed	(46,577)	(403,196)	(65,407)	(649,861)
Net decrease	(35,910)	$(310,806)	(52,113)	$(488,852)
Class I:
Shares sold	4,289	$39,782	246,058	$2,914,984
Dividends reinvested	—	—	2,961	38,696
Shares redeemed	(70,599)	(637,625)	(205,092)	(2,194,040)
Net increase (decrease)	(66,310)	$(597,843)	43,927	$759,640
Class Z:
Shares sold	755,971	$7,032,316	1,419,212	$17,528,765
Dividends reinvested	—	—	66,936	891,582
Shares redeemed	(1,581,325)	(14,711,680)	(1,589,750)	(17,265,284)
Net increase (decrease)	(825,354)	$(7,679,364)	(103,602)	$1,155,063

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2023		OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Responsible Investing Fund
Class A:
Shares sold	275,965	$3,674,974	274,277	$3,991,046
Shares converted from Class C	15,474	212,591	14,789	221,025
Dividends reinvested	21,954	254,889	226,759	3,712,040
Shares redeemed	(404,632)	(5,104,016)	(379,091)	(5,399,154)
Net increase (decrease)	(91,239)	$(961,562)	136,734	$2,524,957
Class C:
Shares sold	10,656	$116,190	19,331	$212,111
Shares converted to Class A	(18,455)	(212,591)	(17,360)	(221,025)
Dividends reinvested	2,333	22,857	31,719	441,843
Shares redeemed	(106,753)	(1,152,120)	(93,031)	(1,087,411)
Net decrease	(112,219)	$(1,225,664)	(59,341)	$(654,482)
Class I:
Shares sold	7,945	$102,214	8,656	$118,404
Dividends reinvested	2,963	34,310	32,174	525,409
Shares redeemed	(73,294)	(972,728)	(36,399)	(502,314)
Net increase (decrease)	(62,386)	$(836,204)	4,431	$141,499
Class Z:
Shares sold	427,721	$5,928,561	455,242	$6,874,750
Dividends reinvested	12,859	154,046	144,806	2,435,629
Shares redeemed	(344,037)	(4,551,671)	(654,352)	(9,189,469)
Net increase (decrease)	96,543	$1,530,936	(54,304)	$120,910

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2023 and the year ended October 31, 2022 was as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2023	OCTOBER 31, 2022
Alger Spectra Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	76,440,192	2,121,044,515
Total distributions paid	$76,440,192	$2,121,044,515

Alger Dynamic Opportunities Fund
Distributions paid from:
Ordinary Income	$—	$283,452
Long-term capital gain	—	46,660,701
Total distributions paid	$—	$46,944,153

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2023	OCTOBER 31, 2022
Alger Emerging Markets Fund
Distributions paid from:
Ordinary Income	$—	$157,447
Long-term capital gain	—	980,135
Total distributions paid	$—	$1,137,582

Alger Responsible Investing Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	509,750	7,752,490
Total distributions paid	$509,750	$7,752,490

As of October 31, 2023, the components of accumulated earnings on a tax basis were as follows:

Alger Spectra Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(64,237,882)
Late year ordinary income losses	(18,515,854)
Net unrealized appreciation	806,586,423
Total accumulated earnings	$723,832,687

Alger Dynamic Opportunities Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(70,616,572)
Late year ordinary income losses	(1,087,229)
Net unrealized appreciation	2,446,560
Total accumulated earnings	$(69,257,241)

Alger Emerging Markets Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(14,500,011)
Late year ordinary income losses	—
Net unrealized appreciation	530,835
Total accumulated earnings	$(13,969,176)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Responsible Investing Fund
Undistributed ordinary income	$—
Undistributed long-term gains	2,206,428
Net accumulated earnings	2,206,428
Capital loss carryforwards	—
Late year ordinary income losses	(39,006)
Net unrealized appreciation	42,806,164
Total accumulated earnings	$44,973,586

During the year ended October 31, 2023, the Alger Spectra Fund, the Alger Dynamic Opportunities Fund, and the Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards of $64,237,882, $70,616,572 and $14,500,011, respectively. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax. For the year ended October 31, 2023, this tax on unrealized gains was not material.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among the Funds’ components of net assets at October 31, 2023:

Alger Spectra Fund
Distributable earnings	$25,698,513
Paid-in Capital	$(25,698,513)

Alger Dynamic Opportunities Fund
Distributable earnings	$3,941,044
Paid-in Capital	$(3,941,044)

Alger Emerging Markets Fund
Distributable earnings	$345,465
Paid-in Capital	$(345,465)

Alger Responsible Investing Fund
Distributable earnings	$—
Paid-in Capital	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2023 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$404,542,322		$404,542,322	$—	$—
Consumer Discretionary	363,536,381		344,800,192	18,736,189	—
Energy	156,536,550		156,536,550	—	—
Financials	150,702,914		150,702,914	—	—
Healthcare	365,673,540		365,673,540	—	—
Industrials	239,446,080		239,446,080	—	—
Information Technology	1,080,412,942		1,080,412,942	—	—
Materials	35,227,318		35,227,318	—	—
Real Estate	58,879,517		58,879,517	—	—
TOTAL COMMON STOCKS	$2,854,957,564		$2,836,221,375	$18,736,189	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
Information Technology	7,111,465		—	—	7,111,465
TOTAL PREFERRED STOCKS	$7,111,465		$—	$—	$7,111,465
SPECIAL PURPOSE VEHICLE
Information Technology	10,980,063		—	—	10,980,063
TOTAL INVESTMENTS IN SECURITIES	$2,873,049,092		$2,836,221,375	$18,736,189	$18,091,528
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	26,279,720		26,279,720	—	—
Consumer Staples	7,079,951		7,079,951	—	—
Financials	18,736,392		18,736,392	—	—
Healthcare	31,170,986		31,170,986	—	—
Industrials	20,703,063		20,703,063	—	—
Information Technology	21,640,944		21,640,944	—	—
Market Indices	84,902,032		84,902,032	—	—
Materials	4,797,210		4,797,210	—	—
TOTAL COMMON STOCKS	$215,310,298		$215,310,298	$—	$—

Alger Dynamic Opportunities Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	18,871,751	18,871,751	—	—
Consumer Discretionary	23,878,634	23,878,634	—	—
Consumer Staples	1,388,992	1,388,992	—	—
Energy	15,664,432	15,664,432	—	—
Financials	15,775,597	15,775,597	—	—
Healthcare	54,448,497	50,819,675	—	3,628,822
Industrials	33,674,729	33,674,729	—	—
Information Technology	47,928,791	47,928,791	—	—
Real Estate	5,680,728	5,680,728	—	—
Utilities	1,611,937	1,611,937	—	—
TOTAL COMMON STOCKS	$218,924,088	$215,295,266	$—	$3,628,822

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic Opportunities Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Healthcare	$— *	$—	$—	$—	*
RIGHTS
Healthcare	85,753	—	—	85,753
REAL ESTATE INVESTMENT TRUST
Real Estate	761,041	761,041	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	1,358,121	—	—	1,358,121
SHORT TERM INVESTMENTS
U.S. Government	31,468,474	—	31,468,474	—
PURCHASED OPTIONS
Consumer Discretionary	4,590	4,590	—	—
Market Indices	660,440	660,440	—	—
TOTAL PURCHASED OPTIONS	$665,030	$665,030	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$253,262,507	$216,721,337	$31,468,474	$5,072,696
SECURITIES SOLD SHORT
COMMON STOCKS
Communication Services	998,490	998,490	—	—
Consumer Discretionary	15,640,615	15,640,615	—	—
Consumer Staples	1,359,206	1,359,206	—	—
Financials	8,089,895	6,693,577	1,396,318	—
Healthcare	11,671,345	11,671,345	—	—
Industrials	10,489,545	10,489,545	—	—
Information Technology	17,772,172	17,772,172	—	—
Market Indices	18,361,246	18,361,246	—	—
Materials	1,443,696	1,443,696	—	—
Real Estate	165,995	165,995	—	—
TOTAL COMMON STOCKS	$85,992,205	$84,595,887	$1,396,318	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	2,892,673	2,892,673	—	—
TOTAL SECURITIES SOLD SHORT	$88,884,878	$87,488,560	$1,396,318	$—
FINANCIAL DERIVATIVE INSTRUMENTS - LIABILITIES
OTC Contracts for difference	$(439,597)	$—	$(439,597)	$—
Written Options	(81,765)	(81,765)	—	—
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS - LIABILITIES	$(419,842)	$(81,765)	$(338,077)	$—

Alger Emerging Markets Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	419,565	419,565	—	—
Consumer Discretionary	7,731,051	5,849,103	1,881,948	—
Consumer Staples	1,653,866	746,959	906,907	—
Energy	757,076	757,076	—	—
Financials	2,164,845	1,240,701	924,144	—
Healthcare	1,042,720	330,250	712,470	—
Industrials	2,040,995	603,645	1,437,350	—
Information Technology	3,217,784	785,834	2,431,950	—
TOTAL COMMON STOCKS	$19,027,902	$10,733,133	$8,294,769	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Emerging Markets Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
RIGHTS
Industrials	$294	$294	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$19,028,196	$10,733,427	$8,294,769	$—

Alger Responsible Investing Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$4,324,764	$4,324,764	$—	$—
Consumer Discretionary	11,589,975	11,589,975	—	—
Consumer Staples	1,839,868	1,839,868	—	—
Financials	5,627,920	5,627,920	—	—
Healthcare	8,823,779	8,823,779	—	—
Industrials	4,821,685	4,821,685	—	—
Information Technology	31,870,266	31,870,266	—	—
Materials	1,428,902	1,428,902	—	—
Utilities	453,691	453,691	—	—
TOTAL COMMON STOCKS	$70,780,850	$70,780,850	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	1,742,628	1,742,628	—	—
TOTAL INVESTMENTS IN SECURITIES	$72,523,478	$72,523,478	$—	$—

* Alger Spectra Fund’s and Alger Dynamic Opportunities Fund’s holdings of Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2023.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2022	$3,485,265
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(572,972)
Purchases and sales
Purchases	716,529
Sales	—
Closing balance at October 31, 2023	3,628,822
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2023*	$(572,972)

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of its investments as of October 31, 2023. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to each Fund’s fair value measurements.

	Fair Value October 31, 2023		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Spectra Fund
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%	N/A
Preferred Stocks	7,111,465		Market Approach	Revenue Multiple	11.0x-13.0x	N/A
Special Purpose Vehicle	10,980,063		Market Approach	Revenue Multiple	11.0x-13.0x	N/A

Alger Dynamic Opportunities Fund
Common Stocks	$3,628,822		Market Approach	Transaction Price Revenue Multiple	N/A	N/A
					5.0x-6.0x	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	85,753		Income Approach	Discount Rate Probability of Success	9.26%-9.75% 0.00%-60.00%	N/A N/A
Special Purpose Vehicle	1,358,121		Market Approach	Revenue Multiple	11.0x-13.0x	N/A

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2023.

The significant unobservable inputs used in the fair value measurement of each Fund’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements. For the year ended October 31, 2023, there were no changes in valuation methodology on Level 3 investments.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of October 31, 2023, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Cash, foreign cash and cash equivalents:
Alger Spectra Fund	$43,660	$—	$43,660	$—
Collateral held for short sales(a)	119,767,641	119,767,641	—	—
Alger Dynamic Opportunities Fund	14,827,087	—	14,827,087	—
Collateral held for short sales(a)	70,301,198	70,301,198	—	—
Collateral pledged for OTC CFDs(c)	3,880,432	3,880,432	—	—
Alger Emerging Markets Fund	668,559	4,222	664,337	—
Alger Responsible Investing Fund	1,899,945	—	1,899,945	—

Liabilities
Cash, foreign cash and cash equivalents:
Alger Spectra Fund
Due to broker(b)	$(83,041,136)	$(83,041,136)	$—	$—

(a)  The collateral held for short sales balance represents restricted cash held at prime brokers as of October 31, 2023.

(b)  The due to broker balance represents a margin payable related to short sales due to prime brokers as of October 31, 2023.

(c)  The collateral held for the OTC CFDs balance represents restricted cash held at prime brokers as of October 31, 2023.

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options — The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, the Funds may also buy and sell call and put options on equities and equity indexes. The Funds may also purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds may also purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds may also write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2023, options were used in accordance with these objectives.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statements of Assets and Liabilities are exchange traded and not subject to offsetting.

For the year ended October 31, 2023, Alger Dynamic Opportunities Fund had option purchases of $1,804,833 and option sales of $1,204,055. The average notional volume of contracts for purchased options and written options for the year ended October 31, 2023 was $18,398,639 and $17,164,903, respectively, based on notional amount. Options were held during 10 months of the period.

Forward foreign currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, the Funds may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

For the year ended October 31, 2023, the average notional amount of forward foreign currency contracts outstanding for Alger Emerging Markets Fund was $4,175. Forward foreign currency contracts were held during one month of the period.

The effect of derivative instruments on the accompanying Statements of Operations for the year ended October 31, 2023, is as follows:

NET REALIZED GAIN/(LOSS) ON DERIVATIVES
Alger Emerging Markets Fund
Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$(1,862)
Total	$(1,862)

Alger Dynamic Opportunities Fund
Purchased Options	$(567,987)
Written Options	350,570
Total	$(217,417)

NET CHANGE IN UNREALIZED APPRECIATION ON OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$82,443
Written Options	61,834
Total	$144,277

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Contracts for Difference — The Funds may enter into CFDs. CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from a decrease in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be made at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, a Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

	ASSET DERIVATIVES 2023		LIABILITY DERIVATIVES 2023
Alger Dynamic Opportunities Fund

OTC CFDs+	Assets Fair Value	$—	Liabilities Fair Value	$(439,597)
Total		$—		$(439,597)

+ Equity contracts.

For the year ended October 31, 2023, the average monthly notional amount of OTC CFDs for Alger Dynamic Opportunities Fund was $5,907,825. OTC CFDs were held during 12 months of the period. The effect of OTC CFDs on the accompanying Statement of Operations for the year ended October 31, 2023 was as follows:

NET REALIZED LOSS ON CFDS
Alger Dynamic Opportunities Fund
OTC CFDs+	$(3,850,414)
Total	$(3,850,414)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NET CHANGE IN UNREALIZED APPRECIATION ON CFDS
Alger Dynamic Opportunities Fund
OTC CFDs+	$984,129
Total	$984,129

+ Equity contracts.

Disclosure about Offsetting Assets and Liabilities — In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, the Investment Manager may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement may give a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between a Fund and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of a Fund’s credit risk to such counterparty equal to any amounts payable by a Fund under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of a Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by a counterparty for the benefit of a Fund, as a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by a Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at October 31, 2023 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of October 31, 2023:

Alger Dynamic Opportunities Fund

	Assets	Liabilities
	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
OTC CFDs+	$—	$(439,597)
Total	$—	$(439,597)

+ Equity contracts.

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of October 31, 2023:

Alger Dynamic Opportunities Fund

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities(a)	Financial Instruments Available for Offset	Collateral Pledged(b)	Net Amount(c) (Not Less than $0)
BNP	$439,597	$—	$(439,597)	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(b)  In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(c)  Net amount represents the net amount payable to the counterparty in the event of default.

NOTE 10 — Principal Risks:

Alger Spectra Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic Opportunities Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Options and short sales could increase market exposure, magnifying losses and increasing volatility. Assets may be invested in Financial Derivatives Instruments (FDIs) such as Total Return Swaps (TRS) or options, which involve risks including possible counterparty default, illiquidity, and the risk of losses greater than if they had not been used. Issuers of convertible securities may be more sensitive to economic changes. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Emerging Markets Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities, Frontier Markets, and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Responsible Investing Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

NOTE 11 — Affiliated Securities:

During the year ended October 31, 2023, as disclosed in the following table, certain Funds held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the applicable Fund(s) for purposes of the 1940 Act. Transactions during the year ended October 31, 2023 with such affiliated persons are summarized below. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at October 31, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2023
Alger Spectra Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	2,912,012	—	—	2,912,012	$—	$—	$—	$—	*
Special Purpose Vehicle
Crosslink Ventures C, LLC, Cl. A***	—	—	—	—	—	—	(1,005,774)	6,767,586
Crosslink Ventures C, LLC, Cl. B***	—	—	—	—	—	—	(665,205)	4,212,477
Total					$—	$—	$(1,670,979)	$10,980,063

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at October 31, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2023
Alger Dynamic Opportunities Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	41,418	—	—	41,418	$—	$—	$—	$—
Special Purpose Vehicle
Crosslink Ventures C, LLC, Cl. A***	—	—	—	—	$—	$—	$(126,577)	$851,703
Crosslink Ventures C, LLC, Cl. B***	—	—	—	—	—	—	(79,970)	506,418
Total				$—	$—	$—	$(206,547)	$1,358,121

*  Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2023.

**  Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Funds because the Funds and Prosetta Biosciences, Inc., Series D are under common control.

*** The Alger Fund Complex and other entities managed by Alger Management fully own Crosslink Ventures C, LLC, Class A and Crosslink Ventures C, LLC, Class B. There were no capital increases or decreases for the year ended October 31, 2023.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2023, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Funds II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Funds II comprised of Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund, and Alger Responsible Investing Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting The Alger Funds II as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

December 22, 2023

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2023 and ending October 31, 2023 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Six Months Ended October 31, 2023(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2023(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$998.90	$7.56	1.50%
	Hypothetical(c)	1,000.00	1,017.64	7.63	1.50
Class C	Actual	1,000.00	1,040.50	11.78	2.29
	Hypothetical(c)	1,000.00	1,013.66	11.62	2.29
Class I	Actual	1,000.00	1,054.50	7.77	1.50
	Hypothetical(c)	1,000.00	1,017.64	7.63	1.50
Class Y	Actual	1,000.00	1,056.90	5.50	1.06
	Hypothetical(c)	1,000.00	1,019.86	5.40	1.06
Class Z	Actual	1,000.00	1,056.50	6.01	1.16
	Hypothetical(c)	1,000.00	1,019.36	5.90	1.16

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$874.40	$9.69	2.05%
	Hypothetical(c)	1,000.00	1,014.87	10.41	2.05
Class C	Actual	1,000.00	910.10	13.58	2.82
	Hypothetical(c)	1,000.00	1,010.99	14.29	2.82
Class Z	Actual	1,000.00	924.20	8.39	1.73
	Hypothetical(c)	1,000.00	1,016.48	8.79	1.73

Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$955.10	$7.74	1.57%
	Hypothetical(c)	1,000.00	1,017.29	7.98	1.57
Class C	Actual	1,000.00	994.80	11.66	2.32
	Hypothetical(c)	1,000.00	1,013.51	11.77	2.32
Class I	Actual	1,000.00	1,009.10	7.44	1.47
	Hypothetical(c)	1,000.00	1,017.80	7.48	1.47
Class Z	Actual	1,000.00	1,012.20	5.12	1.01
	Hypothetical(c)	1,000.00	1,020.11	5.14	1.01

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Six Months Ended October 31, 2023(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2023(b)
Alger Responsible Investing Fund
Class A	Actual	$1,000.00	$992.60	$6.73	1.34%
	Hypothetical(c)	1,000.00	1,018.45	6.82	1.34
Class C	Actual	1,000.00	1,033.40	10.87	2.12
	Hypothetical(c)	1,000.00	1,014.52	10.76	2.12
Class I	Actual	1,000.00	1,046.70	6.96	1.35
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class Z	Actual	1,000.00	1,049.50	4.91	0.95
	Hypothetical(c)	1,000.00	1,020.42	4.84	0.95

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information

Alger Spectra Fund and Alger Responsible Investing Fund designate $76,440,192 and $509,750, respectively, as approximate amounts of capital gain dividend for the purpose of the dividends paid deduction.

Shareholders should not use the above information to prepare their tax returns. Since the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2024. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Non-Profit Fundraising Consultant since 2015, Schultz & Williams, Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member since 2017, Germantown Friends School.	28	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Partner since 1997, North Castle Partners (private equity securities group).	28	None
Roger P. Cheever (1945)	Trustee since 2000	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President Principal Gifts from 2008 to 2020, Harvard University.	28	Board of Directors, Alger SICAV Fund
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	28	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1986	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	28	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Trust by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer	Executive Vice President, Chief Operating Officer (“COO”) and Secretary, Alger Management; COO and Secretary, Alger Associates, Inc.; Director, Alger SICAV; Vice President, COO, Manager and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; COO and Secretary, Weatherbie Capital, LLC Secretary and Manager Alger Apple Real Estate LLC; Manager, Alger Partners Investors I LLC, Alger Partners Investors II LLC, Alger Partners Investors-Crossbay LLC, and Alger Partners Investors KEIGF; Secretary, Alger Boulder LLC.	2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO and Authorized Signer, Alger Management, Ltd.; Vice President and Assistant Secretary, Alger Group Holdings, LLC; Assistant Secretary, Weatherbie Capital, LLC.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management.	2005
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Vice President and Associate Counsel of Alger Management. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1)	The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2)	Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Trust’s Trustees and officers and is available without charge upon request by calling (800) 992-3863.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreements

At a meeting held on September 19, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of The Alger Funds II (the “Trust”), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), reviewed and approved the continuation of the investment advisory agreement between Fred Alger Management, LLC (“Fred Alger Management”) and the Trust, on behalf of each Fund, and the investment sub-advisory agreement between Fred Alger Management and Weatherbie Capital, LLC (the “Sub-Adviser”), an affiliate of Fred Alger Management, on behalf of Alger Dynamic Opportunities Fund (each, a “Management Agreement”), for an additional one-year period. Fred Alger Management and the Sub-Adviser are collectively referred to herein as the “Manager.”

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Funds and the Manager by FUSE Research Network LLC (“FUSE”), an independent consulting firm. The Board also received a presentation from FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the mutual funds included in each Fund’s Peer Universe and Peer Group (as described below). The Board considered the information provided to it about the Funds together, and with respect to each Fund separately, as the Board deemed appropriate.

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the continuation of the Management Agreements, and counsel reviewed those standards with the Independent Trustees during their separate meeting. The Independent Trustees also met separately with senior management of the Manager, during which time the Independent Trustees discussed various matters related to proposed continuation of the Management Agreements.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the short- and long-term investment performance of each Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

In the discussions that follow, reference is made to the “median” in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group (as described below). FUSE information is calculated on a share class basis. References appearing below with regard to a Fund’s performance results and comparative fees and expenses generally relate to Class A shares of the Fund (each Fund’s oldest share class).

In particular, in approving the continuance of each Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Funds; the structure of investment professional compensation; oversight of third-party service providers; short- and long-term investment performance, fee and expense information; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager; and the range of advisory fees the Manager charged to other funds and accounts under its management, including the Manager’s explanation of differences among such funds and accounts and the Funds where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of each Fund’s affairs, including certain portfolio manager presentations, and Fred Alger Management’s role in coordinating and overseeing providers of other services to the Funds. The Board also noted the work undertaken by the Manager with respect to implementing new regulatory requirements applicable to the Funds.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management, as well as Fred Alger Management’s consistency in applying its “growth” style investment philosophy and process. With respect to the Alger Dynamic Opportunities Fund, the Board also considered the investment approach of the Sub- Adviser, which takes a fundamental, bottom-up research approach to investing in growth equities, similar to that of Fred Alger Management. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that certain Funds’ long-term performance record supports Fred Alger Management’s view on its overall investment capabilities.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the continuing strong financial position of the Manager and its commitment to the fund business.

Following consideration of such information, the Trustees determined that they remain satisfied with the nature, extent and quality of services provided by the Manager to the Funds under the Management Agreements.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (“Peer Universe”), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”), each as selected by FUSE, as well as to the Fund’s benchmark index. The Board noted that long-term performance could be impacted by one period of significant outperformance or underperformance.

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. The Board further noted that representatives of the Manager review with the Trustees the recent and longer-term performance of each Fund, including contributors to and detractors from Fund performance at every quarterly meeting of the Board throughout the year. In considering the Funds’ performance generally, the Board observed the Manager’s consistency in implementing its growth style investment process and philosophy for the Funds and considered how a strategy’s “growthiness” as compared to peers can impact relative performance results, even among comparisons that either FUSE or the Manager already have identified as having growth characteristics. In this regard, the Board considered FUSE’s commentary regarding the Funds’ growth investment style as compared to a universe of peers comprised of actively managed funds within each Fund’s Morningstar category and as compared to each Fund’s benchmark index, as measured by Morningstar’s Raw Value-Growth score.

The Trustees concluded that each Fund’s performance was acceptable, including particularly in the context of management’s plans to address underperformance where applicable. Further discussion of the Board’s considerations with respect to each Fund’s performance is set forth below.

Alger Spectra Fund. The Board noted that the Fund’s annualized total return for the one-year period outperformed the median of its Peer Group, and for the three-, five-and 10-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and 10-year periods was in the third quartile of its Peer Universe, and for the three- and five-year periods was in the fourth quartile of its Peer Universe. The Board considered FUSE’s commentary that the Fund has produced improved near-term performance and that all cap growth strategies with the lowest “growth” bent significantly outperformed their growthier peers during the previous three years, which contributed to the Fund’s lagging relative underperformance.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Dynamic Opportunities Fund. The Board noted that the Fund’s annualized total return for the one- and three-year periods underperformed the median of its Peer Group, and for the five-, and 10-year periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was in the third quartile of its Peer Universe, and for the five- and 10-year periods was in the first quartile of its Peer Universe. The Board considered FUSE’s commentary that the Fund’s growth bias relative to its peers and comparable universe represents a large source of recent relative underperformance.

Alger Emerging Markets Fund. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was in the fourth quartile of its Peer Universe, and for the five- and 10-year periods was in the third quartile of its Peer Universe. The Board considered FUSE’s commentary about the impact of growth bias on relative performance results.

Alger Responsible Investing Fund. The Board noted that the Fund’s annualized total return for the one- and five-year periods outperformed or was equal to the median of its Peer Group, and for the three- and 10-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and five-year periods was in the second quartile of its Peer Universe, and for the three- and 10-year period was in the third quartile of its Peer Universe.

Comparative Fees and Expenses

For each Fund, the Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to Fred Alger Management in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreements. The Board also reviewed and considered any fee waiver and/ or expense reimbursement arrangements for each Fund, including specific share classes thereof as well as any changes to specific class expense reimbursement arrangements that the Board had made during the prior year, and considered the actual fee rate (after taking any waivers and reimbursements into account) payable by the Fund (the “Actual Management Fee”). Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. The Board reviewed the methodology used by FUSE in calculating expense information, including that for purposes of the comparisons below, the Contractual Management Fee used by FUSE for the Fund and peers includes the advisor fee and administrative fee, if a fund reports both.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board discussed the factors that could contribute to each Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group. The Board concluded that the Contractual Management Fee charged to each Fund is reasonable in relation to the services rendered by Fred Alger Management and is the product of arm’s length negotiations. Further discussion of the Board’s considerations with respect to each Fund’s comparative fees and expenses is set forth below.

Alger Spectra Fund. The Board noted that the Contractual Management Fee was above the median and in the third quartile of its Peer Group and that the Fund’s total expenses were above the median and in the fourth (most expensive) quartile of its Peer Group. The Board noted FUSE’s remarks about the specialized nature of the strategy, and that the Fund is only 0.05% higher than the median of its Peer Group for total net expenses.

Alger Dynamic Opportunities Fund. The Board noted that the Contractual Management Fee for the Fund was below the median and in the first (least expensive) quartile of its Peer Group, and that total expenses for the Fund were above the median and in the fourth (most expensive) quartile of its Peer Group. The Board also noted that, with respect to the portion of the Fund’s portfolio managed by the Sub-Adviser, the Sub-Adviser is paid by Fred Alger Management out of the management fee Fred Alger Management receives from the Fund.

Alger Emerging Markets Fund. The Board noted that the Contractual Management Fee for the Fund was below the median and in the first (least expensive) quartile of its Peer Group, and that total expenses for the Fund were above the median and in the fourth (most expensive) quartile of its Peer Group.

Alger Responsible Investing Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the third quartile and fourth (most expensive) quartile of its Peer Group, respectively. The Board considered FUSE’s commentary that the Fund’s strategy is highly unique in providing an ESG investment option to investors to investors also seeking Fred Alger Management’s growth style. The Board also considered, and subsequently approved, Fred Alger Management’s proposal to decrease the expense cap for Class A shares of the Fund effective February 29, 2024.

In connection with its consideration of each Fund’s fees payable under the Management Agreement, the Board also received information on the range of fees charged by the Manager for funds and accounts of a similar investment strategy to each Fund that are under its management. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Funds, versus those accounts and the differences in the levels of services required by the Funds as compared to those accounts.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management in connection with the operation of each Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits of Fred Alger Management in providing investment management and other services to each Fund during the year ended June 30, 2023. The Board also reviewed the profitability methodology and any changes thereto, noting that management maintains a consistent methodology year to year. The Board considered FUSE’s view that Fred Alger Management’s expense allocation policies align with accepted industry practices.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the mutual fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to each Fund in determining Fred Alger Management’s profitability.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

For each Fund, the Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board noted the existence of management fee breakpoints for Alger Spectra Fund, Alger Responsible Investing Fund, and Alger Dynamic Opportunities Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses, including with respect to Funds that did not have management fee breakpoints.

The Trustees concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoints in place for applicable Funds.

Conclusion

The Board’s consideration of the Contractual Management Fee for each Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the Fund’s arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of each Management Agreement for an additional one-year period.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

●  Social Security number and

●  Account balances and

●  Transaction history and

●  Purchase history and

●  Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes —to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?

We collect your personal information, for example, when you:

●  Open an account or

●  Make deposits or withdrawals from your account or

●  Give us your contact information or

●  Provide account information or

●  Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

●  sharing for affiliates’ everyday business purposes ─ information about your credit worthiness

●  affiliates from using your information to market to you

●  sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger. com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS II

100 Pearl Street, 27th Floor
New York, NY 10004
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Sub-Adviser

Weatherbie Capital, LLC
265 Franklin Street, Suite 1603
Boston, MA 02110

Distributor

Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of the series of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AFIIAR

ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Charles F. Baird Jr. is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. Baird is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2023	$99,800
October 31, 2022	$143,500

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2023	$22,480
October 31, 2022	$31,040

d) All Other Fees:

October 31, 2023	$18,749
October 31, 2022	$14,392

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

 2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2023	$260,680,	€105,649
October 31, 2022	$300,142,	€99,042

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

 a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

          Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/ Hal Liebes
Name:	Hal Liebes
Title:	Principal Executive Officer
Date:	December 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes
Name:	Hal Liebes
Title:	Principal Executive Officer
Date:	December 20, 2023

By:	/s/ Michael D. Martins
Name:	Michael D. Martins
Title:	Principal Financial Officer
Date:	December 20, 2023